SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FORUM FUNDS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Brown Advisory Funds
(each a series of Forum Funds)

Dear Shareholder:

A Special Meeting of Shareholders of the Brown Advisory Funds, each a series of Forum Funds (the “Funds”), will be held on April 9, 2010 at 10:30 a.m., Eastern Time (“Special Meeting”).  (See the full list of the Funds on the next page.)  The purpose of the Special Meeting is to seek your approval of a proposed reorganization of the Funds.  The Funds are currently organized as series of Forum Funds, a registered investment company with its principal offices at Three Canal Plaza, Portland, Maine 04101.  After completion of the proposed tax-free reorganizations, the Funds would be organized as series of Professionally Managed Portfolios, a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The proposed reorganizations will not result in a change in the investment advisers to the Funds or any changes to the Funds’ investment objectives, strategies and risks.  The Funds’ investment limitations will remain substantially similar.  This package contains a Proxy Statement, other information regarding the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board of Trustees, a majority of whom are considered unaffiliated with the Funds, Brown Investment Advisory Incorporated (the Funds’ investment adviser) and Cardinal Capital Management, L.L.C. and Munder Capital Management (the sub-advisers of two of the Funds).  We recommend that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Funds at 1-888-XXX-XXX.  Thank you for your participation in this important initiative.

Sincerely,

Brown Investment Advisory Incorporated

Important information to help you understand and vote on the proposal

Q & A: QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of one or more of the Brown Advisory Funds (each a “Target Fund”) that requires your vote.  The chart below shows how the Funds will be organized as a result of the proposed reorganizations.

Forum Fund (Target Fund) (Class)	Proposed to be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) A Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Institutional Shares (BIAGX) A Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) A Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Institutional Shares (BIAVX) A Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) A Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Institutional Shares (BIAFX) A Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)
Brown Cardinal Small Companies Fund (formerly known as the Brown Advisory Small Cap Value Fund) Institutional Shares (BIACX) A Shares (BASVX)	è	Brown Cardinal Small Companies Fund (new) Institutional Shares (BIACX) A Shares (BASVX)
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) A Shares	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Institutional Shares (BIAUX) A Shares
Brown Advisory Opportunity Fund Institutional Shares (BIAOX) A Shares	è	Brown Advisory Opportunity Fund (new) Institutional Shares (BIAOX) A Shares
Brown Advisory Core International Fund Institutional Shares (BIANX)	è	Brown Advisory Core International Fund (new) Institutional Shares (BIANX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Institutional Shares (BIAMX)
Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) A Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Institutional Shares (BIAIX) A Shares (BIATX)

Q&A
1

Q.	What is this document and why are we sending it to you?
A.
The attached document is a proxy statement (“Proxy Statement”) and is being provided to you by the Target Funds in connection with the solicitation of proxies to vote on the proposed reorganization of each Target Fund (each a “Reorganization”) at the special meeting of shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Funds should know before voting on the Reorganizations.

Q.	What will happen to the Target Funds?
A.
Subject to the approval of shareholders as described below, each Target Fund will be reorganized into a corresponding, newly created, series of Professionally Managed Portfolios (each an “Acquiring Fund”).  All of the assets and liabilities of each Target Fund will be transferred to and assumed by the corresponding Acquiring Fund, and you, as a shareholder of a Target Fund, will receive shares of the same class of the corresponding Acquiring Fund having equivalent value to your shares of the Target Fund on the date of their Reorganization.  Subsequently, each Target Fund will be liquidated and terminated.  Each Reorganization requires approval by the participating Target Fund’s shareholders.

The total value of the Acquiring Fund shares that you receive in a Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.	Why are the Target Funds reorganizing into the Acquiring Funds?

A.
The Target Funds currently operate as series of Forum Funds (the “Trust”).  As series of the Trust, the Target Funds retain various service providers that provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance (“Third Party Service Arrangements”).  Brown Investment Advisory Incorporated (“Brown Advisory”), the investment adviser to the Target Funds, has determined that the Target Funds could benefit from the services currently provided to series of Professionally Managed Portfolios (“PMP”) and, therefore, has recommended that the Target Funds be reconstituted as series of PMP.

Currently, Third Party Service Arrangements are provided to the Target Funds by Citigroup Fund Services, LLC (administration, fund accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Citibank, N.A. (custody) provides custodian services to two of the Target Funds, while Brown Investment Advisory & Trust Company provides custodian services to the other Target Funds.

Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  It is proposed that U.S. Bank National Association will provide custodian services to all of the Acquiring Funds.  USBFS has been providing services to mutual funds since 1969 and currently services over 250 mutual fund complexes, including the Winslow Green Funds, which are also advised by Brown Advisory.  Brown Advisory believes that uniting the Brown Advisory Funds and the Winslow Green Funds under one service provider platform will simplify Brown Advisory’s oversight structure and strengthen its audit and internal controls.  In addition, uniting the Brown Advisory Funds and the Winslow Green Funds on one platform will position those funds to function as a single complex, with increased opportunities for shareholders to exchange between funds.

Other benefits Brown Advisory anticipates shareholders could receive include the benefit of

Q&A
2

partnering with a third-party service provider that may provide certain resources which may not be available from the Target Funds’ current service providers.  Brown Advisory has represented that, for a period of at least two years after the Reorganizations, these services will be provided to the Target Funds at an equal or lower cost under the PMP umbrella than under the Forum Funds’ umbrella.

Q.	What should I know about the Acquiring Funds?
A.
Brown Advisory will continue to be the investment adviser to the Acquiring Funds. Similarly, Cardinal Capital Management, L.L.C. and Munder Capital Management (“Sub-Advisers”) will continue to be the sub-advisers to the applicable Acquiring Funds.  Each Acquiring Fund will have the same investment objective, strategies and risks as the corresponding Target Fund.  Some of the Acquiring Funds adopted identical investment limitations to those of their corresponding Target Funds, while other Acquiring Funds’ investment limitations differ from those of their corresponding Target Funds.  In most cases, the differences between a Target Fund’s and the corresponding Acquiring Fund’s fundamental investment limitations are intended to harmonize the fundamental limitations amongst all of the Acquiring Funds.  In other cases, in attempts to achieve that harmony, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the corresponding Target Funds; however, the changes will have no impact on the management of the Acquiring Funds.  The differences in the investment restrictions between the Target Funds and the Acquiring Funds are set forth under “ COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS” on page 19 of the Proxy Statement.

Brown Advisory has represented that each Acquiring Fund will have the same or lower gross and net annual operating expenses as the corresponding Target Fund upon their Reorganization and, therefore, the costs of investing in each Acquiring Fund are expected to be the same or potentially reduced.

The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., administrative, transfer agency, distribution, custody and other general support services) to the Acquiring Funds will be different; (2) the Acquiring Funds may have different fundamental and non-fundamental investment limitations as explained above; and (3) the Acquiring Funds will have a different Board of Trustees than the Target Funds.  You will receive Acquiring Fund shares equal in value as of the Reorganizations’ closing date to shares of the corresponding Target Fund you hold as of such date.  A Reorganization will not affect the value of your investment at the time of the Reorganization, and your interest in a Target Fund will not be diluted.  The Reorganizations are expected to be tax-free to each Target Fund and its shareholders.

Q.	What happens if a Reorganization is not approved?
A.
The consummation of any Reorganization is not contingent on the consummation of any other Reorganization.  Thus, if any Target Fund’s shareholders do not approve the Reorganization involving that Fund, that Reorganization will not be effected, but the Reorganizations of the other Target Funds will not be affected thereby.  In such a case, the Target Fund will continue its operations beyond the date of the Reorganization.

Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Reorganizations will not affect your right to purchase and redeem shares and to receive distributions, although a different service provider will process these transactions.
Q.	What action has the Board taken?
A.
After careful consideration, the Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or PMP, approved the proposed

Q&A
3

Reorganizations and authorized the solicitation by the Target Funds of proxies voting FOR the Reorganizations.
Q.	Who bears the expenses associated with the Reorganizations?
A.
A portion of the expenses associated with the proposed Reorganizations will be borne by USBFS.  Brown Advisory will bear the remaining expenses associated with them.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Target Funds will not incur any expenses in connection with the Reorganizations.

In addition, Brown Advisory will provide the Trustees of the Trust tail insurance in connection with the Reorganizations to indemnify them to the extent that they would have been subject to indemnification under the Trust’s Trust Instrument with respect to any matters relating to the Target Funds for a six-year period following the closing of the Reorganizations.

Q.	Who is The Altman Group?
A.
The Altman Group is a third party proxy vendor that Brown Advisory has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.
Shareholders of record of each Target Fund as of the close of business on February 26, 2010 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal affecting their Target Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.
Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Target Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Reorganizations would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote and whom do I call for more information?
A.
You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on April 9, 2010 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

Brown Advisory Funds, FORUM FUNDS
c/o Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110

Q&A
  4

Table of Contents

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS 1
PROXY STATEMENT 1
A.	OVERVIEW	3
B.	REASONS FOR THE REORGANIZATIONS	4
C.	BOARD CONSIDERATIONS	4
D.	COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS	5
E.	COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS	19
F.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	40
G.	PERFORMANCE INFORMATION	52
H.	COMPARISON OF SHAREHOLDER SERVICES	58
I.	COMPARISON OF VALUATION PROCEDURES	60
J.	MANAGEMENT	61
K.	CAPITALIZATION	63
L.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	66
M.	FEDERAL INCOME TAX CONSEQUENCES	66
N.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	68
O.	ADDITIONAL INFORMATION	70
P.	OTHER BUSINESS	72
Q.	SUBMISSION OF SHAREHOLDER PROPOSALS	73
R.	NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	73
S.	SOLICITATION OF SHAREHOLDER VOTE	73
T.	QUORUM AND REQUIRED VOTE FOR THE TARGET FUNDS	73
U.	HOUSEHOLDING	74
Appendix A FORM OF AGREEMENT AND PLAN OF REORGANIZATION 1
Appendix B COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS 1

Brown Advisory Funds
(each a series of Forum Funds)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Special Meeting”) of the Brown Advisory Funds (each a “Target Fund”), each a series of Forum Funds, will be held at the offices of Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Friday, April 9, 2010, at 10:30 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposal, by the shareholders of each Target Fund voting separately:

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of the Target Fund will be transferred to a corresponding series of Professionally Managed Portfolios (“Acquiring Fund”) in exchange solely for (1) shares of the Acquiring Fund having equal value, which will be distributed proportionately by class to the shareholders of the Target Fund as indicated below, and (2) the Acquiring Fund’s assumption of the Target Fund’s liabilities.

Forum Fund (Target Fund) (Class)	Proposed to be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) A Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Institutional Shares (BIAGX) A Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) A Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Institutional Shares (BIAVX) A Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) A Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Institutional Shares (BIAFX) A Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)
Brown Cardinal Small Companies Fund Institutional Shares (BIACX) A Shares (BASVX)	è	Brown Cardinal Small Companies Fund (new) Institutional Shares (BIACX) A Shares (BASVX)

Notice of Special Meeting
Notice - 1

Forum Fund (Target Fund) (Class)	Proposed to be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) A Shares	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Institutional Shares (BIAUX) A Shares
Brown Advisory Opportunity Fund Institutional Shares (BIAOX) A Shares	è	Brown Advisory Opportunity Fund (new) Institutional Shares (BIAOX) A Shares
Brown Advisory Core International Fund Institutional Shares (BIANX)	è	Brown Advisory Core International Fund (new) Institutional Shares (BIANX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Institutional Shares (BIAMX)
Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) A Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Institutional Shares (BIAIX) A Shares (BIATX)

Shareholders of all Funds may consider and vote upon such other business as may properly come before the Special Meeting or any adjournment(s).

The Forum Funds Board of Trustees has fixed the close of business on February 26, 2010 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,
Lina Bhatnagar, Secretary
__________, 2010

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Notice of Special Meeting
  Notice - 2

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
		2)	ABC Trust	Ann B. Collins, Trustee
			Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

	C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the shaded box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

BROWN ADVISORY FUNDS
(each a series of Forum Funds)

To be held on April 9, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the Brown Advisory Funds (each a “Target Fund”), each a series of Forum Funds (the “Trust”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, April 9, 2010 at 10:30 a.m., Eastern time, at the offices of Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

At the Special Meeting, shareholders of each Target Fund will be asked to vote separately on the following proposal as it relates to that Target Fund :

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of the Target Fund will be transferred to a corresponding series of Professionally Managed Portfolios (“PMP”) (“Acquiring Fund”) in exchange solely for (1) shares of the Acquiring Fund having equal value, which will be distributed proportionately by class to the shareholders of the Target Fund as indicated below, and (2) the Acquiring Fund’s assumption of the Target Fund’s liabilities.

Forum Fund (Target Fund) (Class)	Proposed to be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) A Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Institutional Shares (BIAGX) A Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) A Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Institutional Shares (BIAVX) A Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) A Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Institutional Shares (BIAFX) A Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)

Proxy Statement

Forum Fund (Target Fund) (Class)	Proposed to be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Cardinal Small Companies Fund Institutional Shares (BIACX) A Shares (BASVX)	è	Brown Cardinal Small Companies Fund (new) Institutional Shares (BIACX) A Shares (BASVX)
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) A Shares	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Institutional Shares (BIAUX) A Shares
Brown Advisory Opportunity Fund Institutional Shares (BIAOX) A Shares	è	Brown Advisory Opportunity Fund (new) Institutional Shares (BIAOX) A Shares
Brown Advisory Core International Fund Institutional Shares (BIANX)	è	Brown Advisory Core International Fund (new) Institutional Shares (BIANX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Institutional Shares (BIAMX)
Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) A Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Institutional Shares (BIAIX) A Shares (BIATX)

Shareholders of each Target Fund may consider and vote upon such other business as may properly come before the Special Meeting or any adjournment(s).

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as February 26, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the website www.proxyonline.com/docs/brownadvisory.pdf and are being mailed to Shareholders on or about [March 25], 2010.

Proxy Statement

PROPOSAL – TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

At two meetings held December 11, 2009 and March 5, 2010, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or PMP (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of Reorganization”).  Under the Plan of Reorganization, each Target Fund, each a series of the Trust, will assign all of its assets to a corresponding Acquiring Fund, each a newly organized series of PMP, in exchange solely for (1) a number of Acquiring Fund shares of each class equivalent in number and value to shares of the corresponding class of the Target Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the Acquiring Fund’s assumption of the Target Fund’s liabilities, followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of the Acquiring Fund equivalent in number and value to the Target Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about April 9, 2010 (the “Closing Date”) (each series of such transactions involving a Target Fund and its corresponding Acquiring Fund is referred to as a “Reorganization”).  (Each Target Fund and Acquiring Fund is sometimes referred to as a “Fund.”)  Like the Trust, PMP is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by a Target Fund’s shareholders, they will become shareholders of the corresponding Acquiring Fund.  Each Acquiring Fund’s investment objective and principal investment strategies are identical to those of the corresponding Target Fund.  In addition, the current investment adviser to the Target Funds, Brown Investment Advisory Incorporated (the “Adviser”), will continue to serve as the investment adviser to the Acquiring Funds.  Similarly, Cardinal Capital Management, L.L.C., the current sub-adviser to the Target Fund named Brown Cardinal Small Companies Fund, and Munder Capital Management, the current sub-adviser to the Target Fund named Brown Advisory Core International Fund (together, the “Sub-Advisers”), will continue to be the sub-advisers to those Target Funds’ respective corresponding Acquiring Funds.

However, there are some differences between the Funds.  Some of the Acquiring Funds adopted identical investment limitations to those of their corresponding Target Funds, while other Acquiring Funds’ investment limitations differ from those of their corresponding Target Funds.  In most cases, the differences between a Target Fund’s and the corresponding Acquiring Fund’s fundamental investment limitations are intended to harmonize the fundamental limitations amongst all of the Acquiring Funds.  In other cases, in attempts to achieve that harmony, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the corresponding Target Funds; however, the changes will have no impact on the management of the Acquiring Funds.  The differences in the investment restrictions between the Target Funds and the Acquiring Funds are set forth under “COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS” on page 19 of this Proxy Statement.

The Acquiring Funds will employ a different administrator, transfer agent, custodian and distributor (“Third Party Service Arrangements”) than the administrator, transfer agent, custodian and distributor utilized by the Target Funds.  In addition, none of the members of the Board serve on the Board of Trustees of PMP.  Each Target Fund will be managed in the same manner and has the same principal risks as the corresponding Acquiring Fund.  If approved, the Reorganizations are expected to take effect on or about April 9, 2010, although the date may be adjusted in accordance with the Plan of Reorganization.  The Reorganizations are expected to be tax-free to the Target Funds and their shareholders.

Proxy Statement

B.           REASONS FOR THE REORGANIZATIONS

The primary purpose of the Reorganizations is to move the Target Funds from the Forum Family of Funds to the PMP Family of Funds.  The Adviser has determined that the Target Funds could benefit from the services currently provided to series of PMP and, therefore, has recommended that the Target Funds be reconstituted as series of PMP.

Currently, Third Party Service Arrangements are provided to the Target Funds by Citigroup Fund Services, LLC (administration, fund accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Citibank, N.A. (custody) provides custodian services to two of the Target Funds, while Brown Investment Advisory & Trust Company provides custodian services to the other Target Funds.

Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  It is proposed that U.S. Bank National Association will provide custodian services to all of the Acquiring Funds.  USBFS has been providing services to mutual funds since 1969 and currently services over 250 mutual fund complexes, including the Winslow Green Funds, which are also advised by the Adviser.  The Adviser believes that uniting the Brown Advisory Funds and the Winslow Green Funds under one service provider platform will simplify the Adviser’s oversight structure and strengthen its audit and internal controls.  In addition, uniting the Brown Advisory Funds and the Winslow Green Funds on one platform will also position those funds to function as a single complex, with increased opportunities for shareholders to exchange between funds.

In addition, some of the benefits the Adviser anticipates shareholders could receive include the benefit of partnering with a third-party service provider that may provide certain resources which may not be available from the Target Funds’ current service providers at a cost that is equal to or lower than the service provider fees that are currently paid by the Target Funds.  The Adviser has agreed to maintain the current cap on total operating expenses for each Acquiring Fund for a period of two years.

C.	BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all trustees who are not “interested persons” of the Trust or PMP under the 1940 Act, has determined that each Reorganization is in the best interests of the participating Target Fund and its shareholders and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the Reorganization.

In approving the proposed Reorganizations, subject to shareholder approval, the Board reviewed the efforts of the Adviser in seeking to negotiate new service provider contracts for Third Party Service Arrangements for the Target Funds that would benefit fund shareholders with reduced costs and equal or better quality of service.  The Board noted that the Adviser reviewed service proposals from various service providers, with a focus on, among other factors: (1) costs to each of the funds; (2) anticipated quality of service; (3) the experience, size, and financial strength of the service provider organization; (4) the service provider’s business continuity plans; (5) the service provider’s compliance program and its control environment; and (6) potential efficiencies in uniting all Advisor affiliated funds on one service platform.

The Board considered the following matters, among others, in approving the proposal:

The Terms and Conditions of the Reorganizations.  The Board reviewed and approved the terms of the Plan of Reorganization, noting that the Reorganizations would be submitted to the Target Funds’ shareholders for approval.

Proxy Statement

No Dilution of Shareholder Interests.  The Board considered that the Reorganizations would not result in a dilution of shareholder interests.

Expenses Relating to the Reorganizations.  The Board noted that the Adviser and USBFS will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios and Continuation of Cap on Expenses.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES” section below on page 40).  The Board noted that the Adviser has agreed to maintain the current cap on total operating expenses for each Acquiring Fund for a period of two years.  In addition, the Board noted that the Adviser has agreed to contractually limit the operating expenses for the Acquiring Funds named Brown Advisory Flexible Value Fund and Brown Advisory Fundamental Value Fund, although such expense limitations are currently entered into on behalf of the corresponding Target Funds on a voluntary basis.  Thus, the total operating expense ratio for each Acquiring Fund (after waiver and/or reimbursement) is expected to be equal to that of the corresponding Target Fund.

Investment Objectives, Policies and Restrictions.  The Board concluded that the investment objectives and investment strategies of each Acquiring Fund are identical to the investment objectives and strategies of the corresponding Target Fund.  The Board further recognized that there are some differences between the fundamental investment limitations of the Acquiring Funds and the fundamental investment limitations of the Target Funds to the extent necessary to harmonize the investment limitations amongst all of the Brown Advisory Funds and in certain other non-material aspects, none of which are expected to have an impact on the day-to-day management of the Acquiring Funds.

Assumption of Liabilities.  The Board took note of the fact that, under the Plan of Reorganization, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund.

Tax Consequences.  The Board considered that each Reorganization is expected to be free from federal income tax consequences.

Based on the Adviser’s recommendation, the Board approved the Reorganizations, subject to the solicitation of the shareholders of the Target Funds to vote “FOR” approval of the Plan of Reorganization and their approval thereof.

D.	COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS

The investment objectives, principal investment strategies and risks of each Target Fund and the corresponding Acquiring Fund are identical.  Each Acquiring Fund is newly organized and will commence operation on the next business day after the Closing Date.  Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below.

The Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of each Target Fund are identical to that of the corresponding Acquiring Fund as further outlined in the table below.

Proxy Statement

Fund		Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)
Brown Advisory Growth Equity Fund	Investment Objective	The Fund seeks to achieve capital appreciation by primarily investing in equity securities.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies.  The Fund invests primarily in stocks of medium and large capitalization companies that the Adviser believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future.  The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future.  Other attributes include, but are not limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth.  The Fund seeks to purchase securities that the Adviser considers to have attractive valuations based on the strong fundamentals of the underlying companies.  Equity securities include domestic common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same
Brown Advisory Value Equity Fund	Investment Objective	The Fund seeks to achieve capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of domestic equity securities with medium to large market capitalization.  The Fund invests primarily in equity securities that the Adviser believes have underlying fundamentals that are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages.  The Adviser combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals.  The Adviser places an emphasis on companies that the Adviser believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management.  The Adviser may focus on a particular sector or industry but will seek to keep the Fund’s portfolio diversified across many industries. Equity securities include domestic common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)
Brown Advisory Flexible Value Fund	Investment Objective	The Fund seeks to achieve long-term growth of capital.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities.  The Adviser may invest in securities of companies of various market capitalizations with a focus on larger companies.  Equity securities include domestic and foreign common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.  The Adviser may also invest in debt-securities, including lower-rated debt-securities and foreign securities including depositary receipts.

The Adviser follows an investment philosophy referred to as “flexible value.”  The “flexible value” strategy expands the bargain hunting concepts of value investing to a broad range of opportunities.  Rather than label stocks as value or growth, the Adviser believes that growth is an integral part of the value equation; therefore, the Adviser may invest in traditional value stocks as well as stocks of companies with high growth rates.  The Adviser seeks to invest in the common stocks of companies it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values.  Other factors such as competitive position, the balance and outlook for supply and demand, the quality of management and management’s focus on creating shareholder value are considered as well.

With respect to 20% of its assets, the Fund may invest in (1) investment grade and non-investment grade debt securities, including with respect to 10% of its assets, non-investment grade securities rated BB (or lower)/Ba (or lower) (“junk bonds”), by Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), respectively, provided that at the time of purchase such securities are rated no lower than D by S&P or C by Moody’s, or (2) unrated debt securities determined by the Adviser to be of comparable quality.

Same
Brown Advisory Small-Cap Growth Fund	Investment Objective	The Fund seeks to achieve capital appreciation by primarily investing in equity securities.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small domestic companies.  The Fund invests primarily in companies the Adviser believes have well above average growth prospects.  The Adviser conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential to grow in earnings at an above average rate annually.  Equity securities include domestic common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)
Brown Cardinal Small Companies Fund	Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser and Cardinal Capital Management, L.L.C. (“Cardinal” or “Sub-Adviser”) seek to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies.  The Fund invests primarily in securities that trade in the U.S. securities markets and that the Sub-Adviser believes are undervalued based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business.  Cardinal anticipates that the Fund’s portfolio will consist of 45 to 60 positions, and be diversified across industries and market sectors.  Equity securities include domestic common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same
Brown Advisory Small-Cap Fundamental Value Fund	Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies.  The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business.  The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor or under-followed, cash generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth.  The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.  To a more limited extent, the Fund may invest up to 15% of its assets in foreign equity securities, including equity securities from emerging markets.  With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including up to 5% of its assets in distressed debt securities.  The Fund may engage in options, futures contracts and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, hedge risks, equitize cash or to enhance total return.  Equity securities include domestic and foreign common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded fund (“ETFs”) and private placements.

Same

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)
Brown Advisory Opportunity Fund	Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities and may incorporate either a growth or value investment approach to security selection and invest in companies regardless of market capitalization.  The Adviser selects equity securities of “superior companies” that the Adviser believes have significant market opportunities where the companies are leaders or potential leaders in their respective markets, proprietary products and services or are engaged in new product development and product cycle leadership that sustains a strong brand franchise.  The Adviser will typically invest in thirty securities or fewer.  Equity securities include domestic common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same
Brown Advisory Core International Fund	Investment Objective	The Fund seeks maximum long-term total return consistent with reasonable risk to principal.	Same
Principal Investment Strategies
Under normal conditions, the Adviser and Munder Capital Management (“Munder Capital” or Sub-Adviser”) seek to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large capitalization companies located outside of the United States.  The Sub-Adviser seeks to produce a portfolio that, relative to the MSCI EAFE Index, frequently has a below average price/earnings ratio and an above average earnings growth trend.  The Fund may also invest in emerging or developing markets.  The Fund does not currently intend to focus its investments in the securities of companies located in any one country.  Accordingly, the Fund will invest in a minimum of four countries, which may include the United States.  The Fund may engage in options, futures contracts (including equity index futures contracts based primarily on the indices of countries included in the MSCI EAFE Index and Canada) and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, equitize cash or enhance total return.  The Fund may also invest in exchange-traded funds (“ETFs”) to manage cash.  Equity securities include foreign common and preferred stock, convertible securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Same

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)
Brown Advisory Maryland Bond Fund	Investment Objective	The Fund seeks to provide a high level of current income exempt from both federal and Maryland state income taxes without undue risk.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities.  The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds.  The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.  Generally, the average weighted maturity of the Fund’s portfolio securities will be between 4 and 10 years.  Normally, the Fund will invest at least 80% of the Fund’s total assets in securities the interest of which is exempt from federal and Maryland state income taxes, although such interest may be subject to the federal alternative minimum tax.  Municipal securities include municipal bonds, notes, and leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

Same
Brown Advisory Intermediate Income Fund	Investment Objective	The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities.  The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years.  Duration is a measurement of interest rate sensitivity.

Same

The Funds’ Principal Investment Risks

Because the investment objectives and strategies of each Acquiring Fund are identical to each corresponding Target Fund, the Acquiring Funds are subject to identical investment risks of the corresponding Target Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with each Target Fund and its corresponding Acquiring Fund.  References to a Fund refer to both the Target Fund and the Acquiring Fund.  The identified risks are discussed in more detail in the disclosure that immediately follows the table.

Proxy Statement

	Brown Advisory Growth Equity Fund	Brown Advisory Value Equity Fund	Brown Advisory Flexible Value Fund	Brown Advisory Small-Cap Growth Fund	Brown Cardinal Small Companies Fund	Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Opportunity Fund	Brown Advisory Core International Fund	Brown Advisory Maryland Bond Fund	Brown Advisory Intermediate Income Fund
Equity and General Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Company Risk		✓	✓		✓	✓	✓	✓
Growth Company Risk	✓			✓			✓	✓
Smaller Company Risk			✓	✓		✓	✓	✓
Medium Capitalization Company Risk	✓	✓	✓					✓
Foreign Securities (including ADRs)/ Emerging Markets Risk			✓			✓	✓	✓
Non-Investment Grade Securities Risk			✓			✓
Derivatives Risk						✓		✓
Debt/Fixed Income Securities Risk			✓			✓			✓	✓
Interest Rate Risk;									✓	✓
Credit Risk									✓	✓
Prepayment/Extension Risk									✓	✓
Liquidity Risk									✓	✓
Maryland Bonds and Municipal Securities Risk									✓
Non-Diversification Risk									✓
REIT and Real Estate Risk	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓
ETF Risk	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement Risk	✓		✓	✓	✓	✓	✓	✓

Proxy Statement

Equity and General Market Risk

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions.  The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  Other general market risks include:

●	The market may not recognize what the Adviser or a Sub-Adviser believes to be the true value or growth potential of the stocks held by a Fund

●	The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline

●
The smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock.  The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company

●	The Adviser’s or a Sub-Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong

●	A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities.

Management Risk

The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving a Fund’s investment objectives.  Due to its active management, a Fund could under perform other mutual funds with similar investment objectives.

Growth Company Risk

An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty.  Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Value Company Risk

Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value.  If the market does not consider the stock to be undervalued then the value of a Fund’s shares may decline, even if stock prices generally are rising.

Medium Capitalization Company Risk

Medium Capitalization company stocks may have greater fluctuations in price than the stocks of large companies.  Further, stocks of mid-sized companies could be more difficult to liquidate during

Proxy Statement

market downturns compared to larger, more widely traded companies.  Medium Capitalization companies may have limited product lines or resources and may be dependent upon a particular market niche.

Smaller Company Risk

If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

●	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
●
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

●	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
●	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Foreign Securities (including ADRs)/Emerging Market Risk

If a Fund invests in foreign securities and ADRs, an investment in that Fund may have the following additional risks:

●	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
●
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities

●
Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar

●
Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation.  There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies

●	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
●	Certain foreign brokerage commissions and custody fees may be higher than those in the United States
●
Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’ shareholders.

Proxy Statement

●	Prices for stock or ADRs may fall over short or extended periods of time

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:

●	Information about the companies in emerging markets is not always readily available
●	Stocks of companies traded in emerging markets may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
●	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
●
The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries

●	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets
●	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund
●	Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
●
Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies.  As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments

●	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries.  The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Interest Rate Risk

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests.  The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

Credit Risk

If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

Proxy Statement

Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Prepayment/Extension Risk

If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities.  A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities.  Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline.  There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

Liquidity Risk

Certain fixed income securities held by a Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, a Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that a Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

REIT and Real Estate Risk

A Fund’s investments in REITs may subject the Fund to the following additional risks:

●	Declines in the value of real estate
●	Changes in interest rates
●	Lack of available mortgage funds or other limits on obtaining capital
●	Overbuilding
●	Extended vacancies of properties
●	Increases in property taxes and operating expenses
●	Changes in zoning laws and regulations
●	Casualty or condemnation losses.

A Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Convertible Securities Risk

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both debt

Proxy Statement

and equity securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.  A Fund’s investments in Convertible Securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities.  Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Rights typically have a substantially shorter term than do warrants.  Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.  Rights and warrants may lack a secondary market.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on a Fund’s performance.  The successful use of derivatives generally depends on the manager’s ability to predict market movements.

A Fund may use derivatives in various ways.  A Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  A Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk.  A Fund may use derivatives for leverage.  A Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks.  A Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Fund is exposed, as described below.  Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because a Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Proxy Statement

Credit Derivatives Risk is the risk associated with the use of derivatives, which are highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions.  If the Adviser is incorrect in its forecast of default risks, market spreads or other applicable factors, a Fund’s investment performance would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on a Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives.  Such segregation will not limit a Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Debt/Fixed Income Securities Risk

The value of your investment in a Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.  Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities.  Distressed debt securities may also be less liquid than higher quality debt securities.

Non-Investment Grade Securities Risk

Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

ETF Risk

Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles ) may involve duplication of certain fees and expenses.  By investing in an ETF, a Fund becomes a shareholder of that ETF.  As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF.  These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at

Proxy Statement

a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Private Placement Risk

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act.  Privately issued securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific privately issued securities may vary.  Delay or difficulty in selling such securities may result in a loss to the Fund.  Privately issued securities that are determined by the Adviser to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Maryland Bonds and Municipal Securities Risk

If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests.  Adverse economic or political factors will affect a Fund’s NAV more than if that Fund invested in more geographically diverse investments.  As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state’s general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer’s individual creditworthiness, such as bonds of local governments and public authorities.  While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.  Certain Fund holdings may not rely on any government for money to service their debt.  Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams.  The credit quality of these “revenue” bonds may vary from that of the state’s general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities.  Maryland general obligation bonds were rated Aaa by Moody’s Investors Service, Inc. as of February 18, 2010 and AAA by Standard & Poor’s as of February 18, 2010.  There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO.  Further information concerning the State of Maryland is contained in the SAI.

Non-Diversification Risk

If a Fund is “non-diversified,” its investments are not required to meet certain diversification requirements under federal law.  A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund.  Thus, the Fund may have fewer holdings than other funds.  As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Other Practices/Risks

Each Fund’s portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund’s policies and applicable government regulations.  The Fund will be responsible for

Proxy Statement

risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested.  If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment.  The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

E.	COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS

Many of the Acquiring Funds adopted identical investment limitations to those of their corresponding Target Funds, while other Acquiring Funds’ investment limitations differ from those of the Target Funds.  In most cases, the differences between the Target Funds’ and the Acquiring Funds’ fundamental investment limitations are intended to harmonize the fundamental limitations amongst all of the Acquiring Funds.  In other cases, in attempts to harmonize the fundamental limitations amongst all of the Acquiring Funds, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the Target Funds; however, the changes are not expected to have an impact on the day-to-day management or risks of the Acquiring Funds.  The differences in the investment limitations between the Target Funds and the Acquiring Funds are set forth below.

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.  A Fund may not:

1.           Borrowing Money

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund

	Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.	Same.	None
Brown Advisory Flexible Value Fund	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.	Both Funds may borrow money. The Acquiring Fund details the requirements of the 1940 Act regarding the amount the Fund can borrow.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Core International Fund
Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this limitation).

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.
Both Funds may borrow money.  The Target Fund may only borrow up to 10% of its total assets for temporary or emergency purposes.  The Acquiring Fund may borrow up to 33 1/3% of its total assets for any reason.

Brown Advisory Maryland Bond Fund
Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).
Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.
Both Funds may borrow money.  The Target Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes.  The Acquiring Fund may borrow up to 33 1/3% of its total assets for any reason.

Brown Advisory Intermediate Income Fund
Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund’s total assets (computed immediately after the borrowing).
Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.
Both Funds may borrow money.  The Target Fund may only borrow up to 10% of its total assets for temporary or emergency purposes.  The Acquiring Fund may borrow up to 33 1/3% of its total assets for any reason.

2. Concentration

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

		Same.	None

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Value Equity Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The specific terms of the 1940 Act referenced in the Target Fund are detailed in the Acquiring Fund’s limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Flexible Value Fund
Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

The Acquiring Fund’s limitation includes specific reference to the Fund’s ability to invest in other investment companies under the 1940 Act and requires the Acquiring Fund to treat the assets of other investment companies in which it invests as its own for purposes of this limitation, unless such investments are made pursuant to Section 12(d)(1)(A) and 12(d)(1)(F) of the 1940 Act.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Small-Cap Growth Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

	Same.	None
Brown Cardinal Small Companies Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The specific terms of the 1940 Act referenced in the Target Fund are detailed in the Acquiring Fund’s limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Small-Cap Fundamental Value Fund
Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The Acquiring Fund’s limitation includes reference to the Fund’s ability to invest in other investment companies under the 1940 Act.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Opportunity Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

	Same.	None.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Core International Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: investments in U.S. Government Securities and on repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The Acquiring Fund’s limitation provides further detail on the types of government securities excluded from the limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Maryland Bond Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The Acquiring Fund’s limitation includes reference to Section 12(d)(1)(F) of the 1940 Act.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Intermediate Income Fund
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and in repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy (i) “mortgage related securities,” as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

No material difference.  The Acquiring Fund’s limitation provides further detail on the types of government securities excluded from the limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.  The Acquiring Fund has adopted a non-fundamental policy which describes the treatment of mortgage-related securities.

Proxy Statement

3. Diversification

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Intermediate Income Fund

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

No material difference.  The Acquiring Fund’s limitation provides further detail on the types of government securities excluded from the limitation.  Additionally it references the 1940 Act when discussing the exemption for investment companies.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Flexible Value Fund
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

		Same.	None.

Proxy Statement

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Maryland Bond Fund
Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund’s total assets, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund’s total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund’s total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.
No corresponding fundamental limitation.
The Target Fund is a non-diversified Fund and as such is not required to adopt a policy with respect to the diversification requirements under the 1940 Act.  The Target Fund has adopted a fundamental investment limitation with respect to diversification requirements under the Internal Revenue Code to qualify for treatment as a regulated investment company. Because a fund is not required to adopt a fundamental policy in this regard, the Acquiring Fund has adopted a non-fundamental policy in the same form outlined by the Target Fund’s fundamental limitation.  (See Non-Fundamental Limitation No. 10 below.)

Proxy Statement

4. Underwriting Activities

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
No material change. The Acquiring Funds’ fundamental limitation is worded slightly different from the Target Funds’ fundamental limitation. The language for all of the Acquiring Funds is the same.
Brown Advisory Flexible Value Fund
Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
		Same.	None.

Proxy Statement

5. Making Loans

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Core International Fund

	Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.	Same.	None.
Brown Advisory Flexible Value Fund	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
No material change in implementation.  The Acquiring Fund’s fundamental limitation clearly details the exceptions to the limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Intermediate Income Fund	Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any fixed income security are not deemed to be the making of loans.	Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
No material change.  The Acquiring Fund’s fundamental limitation is worded slightly different from the Target Fund’s fundamental limitation (referencing “debt” security instead of “fixed income” security).  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

6. Purchases and Sales of Real Estate

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

Purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

The Acquiring Fund’s fundamental limitation is
broader than the Target Fund limitation in that it permits the Acquiring Fund to invest in securities directly or indirectly secured by real estate and securities issued by issuers that invest in real estate, rather than investing in securities backed by real estate or companies engaged in real estate business.  The Acquiring Funds’ language is consistent with the language of the other Acquiring Fund.

Brown Advisory Flexible Value Fund
Purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
		Same.	None.

Proxy Statement

7.   Purchases and Sales of Commodities

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

The Acquiring Fund’s fundamental limitation explicitly excepts from the limitation additional derivative instruments not included in the Target Fund limitation. The Acquiring Funds’ language is consistent with the language of the other Acquiring Fund.

Brown Advisory Flexible Value Fund
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
		Same.	None.

Proxy Statement

8.  Issuance of Senior Securities

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

	Issue senior securities except pursuant to Section 18 of the 1940 Act.	Issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.
No material change.  The Acquiring Funds’ fundamental limitation references additional sources that may list exceptions to the Target Fund’s investment limitation.  The Acquiring Funds’ language is consistent with the language of the other Acquiring Funds.

Brown Advisory Flexible Value Fund	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.
No material change.  The Acquiring Fund’s fundamental limitation references additional sources that may list exceptions to the Target Fund’s investment limitation.  The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Small-Cap Fundamental Value Fund	Issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.	Same.	None

9. Pooled Funds

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Flexible Value Fund
Notwithstanding any other fundamental investment policy or limitation, invest all of their assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.
		No corresponding fundamental limitation.	The Acquiring Fund has adopted a non-fundamental investment limitation regarding investments in other investment companies to be consistent with the other Acquiring Funds.

Proxy Statement

Non-Fundamental Limitations

Some Target Funds and Acquiring Funds have adopted non-fundamental investment limitations.  Where differences are noted between the Target Funds’ non-fundamental limitations and the Acquiring Funds’ non-fundamental limitations below, in most cases, they note simple changes to wording, not substance.  In other cases, the changes noted are intended to make the non-fundamental limitations amongst all of the Acquiring Funds consistent.  In all cases, the changes will have no material impact on the way the Funds are managed or their risks.

Each Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.  A Fund may not:

1.           Securities of Investment Companies

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.
		Same.	None
Brown Advisory Flexible Value Fund	None.
Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

Sets forth the limitations of the 1940 Act and the rules thereunder. The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

2.           Short Sales

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
All Funds
Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
		Same.	None

3.           Purchases on Margins

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Value Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

		Same.	None
Brown Advisory Maryland Bond Fund Brown Advisory Intermediate Income Fund
Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Acquiring Fund’s non-fundamental limitation is broader to exempt purchases of options on futures contracts from this limitation.  The Acquiring Fund’s non-fundamental limitation is worded to be consistent with the language of the other Acquiring Funds.

Proxy Statement

4.   Options and Futures Contracts

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund Brown Advisory Small-Cap Growth Fund Brown Cardinal Small Companies Fund
Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.
A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

		Same.	None
Brown Advisory Value Equity Fund Brown Advisory Small-Cap Fundamental Value Fund Brown Advisory Core International Fund
Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.
A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.
A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Due to changes in regulations, the Acquiring Funds are not required to make claims for exclusion.  The Acquiring Funds’ non-fundamental limitation is worded to be consistent with the language of the other Acquiring Funds.

Brown Advisory Maryland Bond Fund Brown Advisory Intermediate Income Fund
Invest in futures or options contracts regulated by the CFTC except for (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.
Each Bond Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.
A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Due to changes in regulations, the Acquiring Funds are not required to make claims for exclusion.  The Acquiring Funds’ non-fundamental limitation is worded to be consistent with the language of the other Acquiring Funds, including all percentage limitations.

Proxy Statement

5.           Exercising Control of Issuers

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
All Funds
Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.
		Same.	None

6.           Borrowing

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Core International Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund

	Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.	Same.	None
Brown Advisory Flexible Value Fund	None	Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.	The Target Fund did not maintain an investment limitation with respect to borrowing. The Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

7.           Illiquid Securities

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Maryland Bond Fund

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.
		Same.	None
Brown Advisory Flexible Value Fund
Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; and (2) repurchase agreements not entitling the holder to payment of principal within seven days. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

The Acquiring Fund permits investments in illiquid securities up to 15% of the Fund’s net assets compared to the Target Fund’s 10% limitation.  There is no expected change in investment style, however, the Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Brown Advisory Core International Fund Brown Advisory Intermediate Income Fund
Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

The Acquiring Fund permits investments in illiquid securities up to 15% of the Fund’s net assets compared to the Target Fund’s 10% limitation.  There is no expected change in investment style, however, the Acquiring Fund’s language is consistent with the language of the other Acquiring Funds.

Proxy Statement

8.           Concentration

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Growth Equity Fund Brown Advisory Small-Cap Growth Fund
Purchase a security if, as a result, more than 25% of a Fund’s total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund’s fundamental or non-fundamental concentration policies unless the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

		None.	Neither of the Acquiring Funds has adopted a similar non-fundamental policy.
Brown Advisory Intermediate Income Fund.	None
With respect to fundamental investment restriction 2 above, (1) “mortgage related securities,” as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

The Target Fund previously provided this definition as part of the Fund’s corresponding “fundamental limitation.”  The Acquiring Fund has chosen to provide the definition to fundamental limitation no. 2 as a non-fundamental investment limitation shown here.

9.           Pledging

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Small-Cap Fundamental Value Fund
Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (6) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
		None.	The Acquiring Fund has not adopted a similar non-fundamental policy, however this is not expected to impact the Fund’s investment strategy.

Proxy Statement

10.           Diversification

Fund	Target Fund (series of Forum Funds)	Acquiring Fund (series of PMP)	Differences
Brown Advisory Maryland Bond Fund	None
Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund’s total assets, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund’s total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund’s total assets would be invested in the securities of any single issuer.
The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

The Acquiring Fund has adopted a non-fundamental policy instead of a fundamental policy with respect to meeting the IRS standards of diversification.

Proxy Statement

F.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

The following table reflects current annual fund expense ratios for each Target Fund and corresponding Acquiring Fund as a percentage of the Fund’s daily net assets, both before (total) and after (net) expense waivers and reimbursements as of December 31, 2009.  The pro forma expenses show the anticipated effects, if any, of the Reorganizations on both total and net annual fund operating expenses of each Target Fund.  In almost all cases, the Acquiring Fund will have lower or equal net annual fund operating expenses than the corresponding class of the Target Fund.

	Current Institutional Shares	Pro Forma Institutional Shares	Current A Shares	Pro Forma A Shares	Current D Shares	D Shares
Brown Advisory Growth Equity Fund
Total Annual Fund Operating Expenses	1.14%	1.08%	1.62%	1.54%	N/A	N/A
Net Expenses	1.14%	1.08%	1.61%	1.54%	N/A	N/A
Brown Advisory Value Equity Fund
Total Annual Fund Operating Expenses	1.05%	0.99%	1.51%	1.45%	N/A	N/A
Net Expenses	1.05%	0.99%	1.51%	1.45%	N/A	N/A
Brown Advisory Flexible Value Fund
Total Annual Fund Operating Expenses	1.61%	1.65%	1.86%	1.85%	N/A	N/A
Net Expenses	--	1.15%	--	1.35%	N/A	N/A
Brown Advisory Small-Cap Growth Fund
Total Annual Fund Operating Expenses	1.37%	1.29%	1.82%	1.74%	1.58%	1.24%
Net Expenses	1.37%	1.29%	1.82%	1.74%	1.58%	1.24%
Brown Cardinal Small Companies Fund
Total Annual Fund Operating Expenses	1.39%	1.31%	1.87%	1.76%	N/A	N/A
Net Expenses	1.39%	1.31%	1.85%	1.76%	N/A	N/A
Brown Advisory Small-Cap Fundamental Value Fund
Total Annual Fund Operating Expenses	1.75%	2.16%	2.21%	2.61%	N/A	N/A
Net Expenses	--	1.56%	--	2.06%	N/A	N/A
Brown Advisory Opportunity Fund
Total Annual Fund Operating Expenses	1.76%	1.69%	1.98%	1.91%	N/A	N/A
Net Expenses	1.52%	1.52%	1.72%	1.72%	N/A	N/A
Brown Advisory Core International Fund
Total Annual Fund Operating Expenses	1.49%	1.31%	N/A	N/A	N/A	N/A
Net Expenses	--	1.31%	N/A	N/A	N/A	N/A
Brown Advisory Maryland Bond Fund
Total Annual Fund Operating Expenses	0.65%	0.54%	N/A	N/A	N/A	N/A
Net Expenses	--	0.54%	N/A	N/A	N/A	N/A
Brown Advisory Intermediate Income Fund
Total Annual Fund Operating Expenses	0.63%	0.51%	0.84%	0.75%	N/A	N/A
Net Expenses	--	0.51%	--	0.75%	N/A	N/A
(1)
For the Target Funds – Brown Advisory Growth Equity Fund (A Shares), Brown Advisory Value Equity Fund (A Shares), Brown Advisory Small-Cap Growth Fund (A Shares), Brown Cardinal Small Companies Fund (A Shares) and Brown Advisory Opportunity Fund (Institutional and A Shares), the Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses “AFFE” and extraordinary expenses) to limit Total Annual Fund Operating Expenses to a certain percentage of the Fund’s average daily net assets through September 30, 2010.  For the Target Funds – Brown Advisory Flexible Value Fund (Institutional and A Shares) and the Brown Advisory Small-Cap Fundamental Value Fund (Institutional and A Shares), the Adviser has voluntarily agreed to waive fees (excluding interest, taxes, dividend expenses, brokerage commissions, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses to a certain percentage of the Fund’s average daily net assets through September 30, 2010.

(2)
For all shares of all of the Acquiring Funds, the Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses to a certain percentage of the respective Fund’s average daily net assets through September 30, 2012.

Proxy Statement

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.  The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganizations on both shareholder fees and operating expenses, are expected to be the same as the Acquiring Fund shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Target Funds as of December 31, 2009.  The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the Fund is expected to incur going forward.

Proxy Statement

1.    Brown Advisory Growth Equity Fund

Brown Advisory Growth Equity Fund	Actual			Pro Forma
Shareholder Fees	Institutional Shares	A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	3.50%		None		3.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None

Annual Fund Operating Expenses
Management Fees	0.75%	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%		0.00%		0.50%
Other Expenses	0.38%	0.36%		0.32%		0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.14%	1.62%		1.08%		1.54%
Fee Waiver and Expense Reimbursement	0.00%	-0.01%	(1)	0.00%	(2)	0.00%	(2)
Net Expenses	1.14%	1.61%		1.08%		1.54%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares to 1.60% of the Fund’s average daily net assets through September 30, 2010.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.15% and 1.60%, respectfully, of the Fund’s average daily net assets through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Growth Equity Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$116	$508	$110	$501
3 Years	$362	$842	$343	$819
5 Years	$628	$1,200	$595	$1,160
10 Years	$1,386	$2,204	$1,317	$2,120

Proxy Statement

2.           Brown Advisory Value Equity Fund

Brown Advisory Value Equity Fund	Actual			Pro Forma
Shareholder Fees	Institutional Shares	A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	3.50%		None		3.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None

Annual Fund Operating Expenses
Management Fees	0.75%	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%		0.00%		0.50%
Other Expenses	0.30%	0.26%		0.24%		0.20%
Acquired Fund Fees and Expenses	--	--		-		-
Total Annual Fund Operating Expenses	1.05%	1.51%		0.99%		1.45%
Fee Waiver and Expense Reimbursement	0.00%	0.00%	(1)	0.00%	(2)	0.00%	(2)
Net Expenses	1.05%	1.51%		0.99%		1.45%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares to 1.60% of the Fund’s average daily net assets through September 30, 2010.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.15% and 1.60%, respectfully, of the Fund’s average daily net assets through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Value Equity Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$107	$498	$101	$492
3 Years	$334	$810	$315	$793
5 Years	$579	$1,145	$547	$1,114
10 Years	$1,283	$2,088	$1,213	$2,025

Proxy Statement

3.           Brown Advisory Flexible Value Fund

Brown Advisory Flexible Value Fund	Actual				Pro Forma
Shareholder Fees	Institutional Shares		A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None		4.75%		None		4.75%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None		None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None

Annual Fund Operating Expenses
Management Fees	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.00%		0.25%		0.00%		0.25%
Other Expenses	0.76%		0.76%		0.80%		0.75%
Acquired Fund Fees and Expenses	--		--		--		--
Total Annual Fund Operating Expenses	1.61%		1.86%		1.65%		1.85%
Fee Waiver and Expense Reimbursement	--	(1)	--	(1)	-0.50%	(2)	-0.50%	(2)
Net Expenses	--		--		1.15%		1.35%
(1)
The Adviser has voluntarily agreed to waive fees (excluding interest, taxes, dividend expenses, brokerage commissions, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares from exceeding 1.35% and for Institutional Shares from exceeding 1.10%, although there can be no assurance that the current fee waiver arrangement will be maintained through September 30, 2010 as the Adviser unilaterally can decide to terminate this voluntary expense limitation arrangement at any time.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.15% and 1.35%, respectfully, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Flexible Value Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$164	$655	$117	$606
3 Years	$508	$1,032	$471	$983
5 Years	$876	$1,433	$850	$1,384
10 Years	$1,911	$2,551	$1,913	$2,502

Proxy Statement

4.           Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund	Actual					Pro Forma
Shareholder Fees	Institutional Shares	A Shares		D Shares	(1)	Institutional Shares		A Shares		D Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	3.50%		None		None		3.50%		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None		None		None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		None		1.00%		None		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		None		1.00%		None		None

Annual Fund Operating Expenses
Management Fees	1.00%	1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%		0.25%		0.00%		0.50%		0.00%
Other Expenses	0.35%	0.30%		0.31%		0.27%		0.22%		0.22%
Acquired Fund Fees and Expenses	0.02%	0.02%		0.02%		0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	1.37%	1.82%		1.58%		1.29%		1.74%		1.24%
Fee Waiver and Expense Reimbursement	0.00%	0.00%	(1)	0.00%		0.00%	(2)	0.00%	(2)	0.00%	(2)
Net Expenses	1.37%	1.82%		1.58%		1.29%		1.74%		1.24%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares to 1.85% of the Fund’s average daily net assets through September 30, 2010.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares, A Shares and D Shares to 1.40%, 1.85% and 1.35%, respectfully, of the Fund’s average daily net assets through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Small-Cap Growth Fund	Actual			Pro Forma
Shareholder Fees	Institutional Shares	A Shares	D Shares	Institutional Shares	A Shares	D Shares
1 Year	$139	$528	$161	$131	$521	$126
3 Years	$434	$902	$499	$409	$879	$393
5 Years	$750	$1,301	$860	$708	$1,261	$681
10 Years	$1,646	$2,412	$1,878	$1,556	$2,330	$1,500

Proxy Statement

5.           Brown Cardinal Small Companies Fund

Brown Cardinal Small Companies Fund	Actual				Pro Forma
Shareholder Fees	Institutional Shares		A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None		3.50%		None		3.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None		None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None

Annual Fund Operating Expenses
Management Fees	1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%		0.50%		0.00%		0.50%
Other Expenses	0.38%		0.36%		0.30%		0.25%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.39%		1.87%		1.31%		1.76%
Fee Waiver and Expense Reimbursement	0.00%	(1)	-0.02%	(1)	0.00%	(2)	0.00%	(2)
Net Expenses	1.39%		1.85%		1.31%		1.76%
(4)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares to 1.85% of the Fund’s average daily net assets through September 30, 2010.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

(5)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.40% and 1.85%, respectfully, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Cardinal Small Companies Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$142	$531	$133	$523
3 Years	$440	$915	$415	$885
5 Years	$761	$1,324	$718	$1,271
10 Years	$1,669	$2,462	$1,579	$2,351

Proxy Statement

6.           Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Small-Cap Fundamental Value Fund	Actual			Pro Forma
Shareholder Fees	Institutional Shares	A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	3.50%		None		3.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None		1.00%		None

Annual Fund Operating Expenses
Management Fees	1.00%	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%		0.00%		0.50%
Other Expenses	0.69%	0.65%		1.10%		1.05%
Acquired Fund Fees and Expenses	0.06%	0.06%		0.06%		0.06%
Total Annual Fund Operating Expenses	1.75%	2.21%		2.16%		2.61%
Fee Waiver and Expense Reimbursement	--	--	(1)	-0.60%	(2)	-0.55%	(2)
Net Expenses	--	--		1.56%		2.06%
(1)
The Adviser has voluntarily agreed to waive fees (excluding interest, taxes, dividend expenses, brokerage commissions, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for A Shares from exceeding 2.00% and for Institutional Shares from exceeding 1.50%, although there can be no assurance that the current fee waiver arrangement will be maintained through September 30, 2010 as the Adviser unilaterally can decide to terminate this voluntary expense limitation arrangement at any time.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.40% and 1.85%, respectfully, of the Fund’s average daily net assets through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Small-Cap Fundamental Value Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$178	$566	$158	$552
3 Years	$551	$1,017	$618	$1,083
5 Years	--	--	$1,104	$1,639
10 Years	--	--	$2,446	$3,152

Proxy Statement

7.           Brown Advisory Opportunity Fund

Brown Advisory Opportunity Fund	Actual				Pro Forma
Shareholder Fees	Institutional Shares		A Shares		Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None		5.50%		None		5.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None		None		None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%		None		1.00%		None

Annual Fund Operating Expenses
Management Fees	1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%		0.25%		0.00%		0.25%
Other Expenses	0.74%		0.71%		0.67%		0.64%
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	1.76%		1.98%		1.69%		1.91%
Fee Waiver and Expense Reimbursement	-0.24%	(1)	-0.26%	(1)	-0.17%	(2)	-0.19%	(2)
Net Expenses	1.52%		1.72%		1.52%		1.72%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares to 1.50% and A Shares to 1.70% of the Fund’s average daily net assets through September 30, 2010.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.50% and 1.70%, respectfully, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Opportunity Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$155	$715	$155	$715
3 Years	$531	$1,113	$516	$1,100
5 Years	$932	$1,536	$902	$1,508
10 Years	$2,053	$2,710	$1,984	$2,645

Proxy Statement

8.           Brown Advisory Core International Fund

Brown Advisory Core International Fund	Actual	Pro Forma
Shareholder Fees	Institutional Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.45%	0.27%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.49%	1.31%
Fee Waiver and Expense Reimbursement	--	0.00%	(1)
Net Expenses	--	1.31%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares to 1.50% of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Core International Fund	Actual	Pro Forma
	Institutional Shares	Institutional Shares
1 Year	$152	$133
3 Years	$471	$415
5 Years	$813	$718
10 Years	$1,779	$1,579

Proxy Statement

9.           Brown Advisory Maryland Bond Fund

Brown Advisory Maryland Bond Fund	Actual	Pro Forma
Shareholder Fees	Institutional Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.28%	0.17%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.65%	0.54%
Fee Waiver and Expense Reimbursement	--	0.00%	(1)
Net Expenses	--	0.54%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares to 0.60% of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Maryland Bond Fund	Actual	Pro Forma
	Institutional Shares	Institutional Shares
1 Year	$66	$55
3 Years	$208	$173
5 Years	$362	$302
10 Years	$810	$677

Proxy Statement

10.           Brown Advisory Intermediate Income Fund

Brown Advisory Intermediate Income Fund	Actual		Pro Forma
Shareholder Fees	Institutional Shares	A Shares	Institutional Shares		A Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	1.50%	None		1.50%
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None	None		None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None	1.00%		None
Exchange Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None	1.00%		None

Annual Fund Operating Expenses
Management Fees	0.35%	0.35%	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.00%		0.25%
Other Expenses	0.28%	0.24%	0.16%		0.15%
Acquired Fund Fees and Expenses	--	--	0.00%		0.00%
Total Annual Fund Operating Expenses	0.63%	0.84%	0.51%		0.75%
Fee Waiver and Expense Reimbursement	--	--	0.00%	(1)	0.00%	(1)
Net Expenses	--	--	0.51%		0.75%
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 0.60% and 0.80%, respectfully, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Intermediate Income Fund	Actual		Pro Forma
	Institutional Shares	A Shares	Institutional Shares	A Shares
1 Year	$64	$234	$52	$225
3 Years	$202	$414	$164	$386
5 Years	$351	$609	$285	$561
10 Years	$786	$1,172	$640	$1,066

Proxy Statement

G.	PERFORMANCE INFORMATION

The information in this section shows you how each Target Fund has performed and illustrates the variability of a Fund’s returns over time.  The bar charts depict the Target Funds’ annual total return for each of the last 10 calendar years (or since inception of the Fund if shorter).  The tables below provide the average annual total return information for the Funds and their share classes, and include both before- and after-tax returns for select share classes.  Each Fund’s average annual returns for one-, five- and ten-year periods (or since inception of the Fund if shorter) are compared to the performance of an appropriate broad-based index.

The Acquiring Funds have not yet commenced operations and therefore have no performance history.  However, if the Reorganizations are approved by shareholders, each Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Target Fund and will adopt the financial statements and performance history of the corresponding Target Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.  After-tax returns are shown only for the Institutional Shares.  After-tax returns for the A Shares and D Shares will vary.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Brown Advisory Growth Equity Fund – Institutional Shares
Calendar Year Total Returns

Proxy Statement

Brown Advisory Growth Equity Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years*
Institutional Shares
– Return Before Taxes	51.47%	3.73%	-0.36%
– Return After Taxes on Distributions	51.47%	3.72%	-0.43%
– Return After Taxes on Distributions and Sale of Fund Shares	33.46%	3.20%	-0.35%
A Shares
– Return Before Taxes	45.39%	2.48%	-1.69%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	37.21%	1.63%	-3.99%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	26.46%	0.42%	-0.95%
____________
*
Institutional Shares commenced operations on June 28, 1999, and prior to February 11, 2003 were an unnamed class of shares.  A Shares commenced operations on April 25, 2006.  Performance information for A Shares is based on A Shares data since inception and for periods prior to inception, the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.

Brown Advisory Value Equity Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Value Equity Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception*
Institutional Shares
– Return Before Taxes	29.51%	0.14%	6.32%
– Return After Taxes on Distributions	28.53%	-1.23%	4.73%
– Return After Taxes on Distributions and Sale of Fund Shares	19.07%	-0.45%	4.74%
A Shares
– Return Before Taxes	24.30%	-1.12%	4.98%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	6.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	5.95%
____________
*
Institutional Shares commenced operations on January 28, 2003.  A Shares commenced operations on April 25, 2006.  Performance information for A Shares is based on A Shares data since inception and for periods prior to inception, the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.

Proxy Statement

Brown Advisory Flexible Value Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Flexible Value Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	Since Inception* (November 30, 2006)
Institutional Shares
– Return Before Taxes	40.83%	-7.06%
– Return After Taxes on Distributions	40.63%	-7.19%
– Return After Taxes on Distributions and Sale of Fund Shares	26.52%	-5.98%
A Shares
– Return Before Taxes	34.09%	-10.55%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	26.46%	-5.05%
____________
*	Since November 30, 2006, the inception date of both share classes. A Shares performance reflects the deduction of the maximum front-end sales load.

Brown Advisory Small-Cap Growth Fund – Institutional Shares
Calendar Year Total Returns

Proxy Statement

Brown Advisory Small-Cap Growth Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years*
Institutional Shares
– Return Before Taxes	40.60%	2.64%	-1.81%
– Return After Taxes on Distributions	40.60%	2.27%	-2.06%
– Return After Taxes on Distributions and Sale of Fund Shares	26.39%	2.25%	-1.54%
A Shares
– Return Before Taxes	35.16%	1.34%	-3.27%
D Shares
– Return Before Taxes	32.48%	1.13%	9.34%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%
____________
*
Institutional Shares commenced operations on June 28, 1999.  A Shares commenced operations on April 25, 2006.  Performance information for A Shares is based on A Shares data since inception and for periods prior to inception, the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.  D Shares commenced operations on September 20, 2002. Effective April 25, 2006, D Shares are no longer available for purchase.  Accordingly, performance shown does not reflect the maximum front-end sales charge that was applicable prior to April 25, 2006.

Brown Cardinal Small Companies Fund – Institutional Shares
Calendar Year Total Returns

Brown Cardinal Small Companies Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception*
Institutional Shares
– Return Before Taxes	31.73%	0.51%	4.90%
– Return After Taxes on Distributions	31.69%	-0.67%	3.76%
– Return After Taxes on Distributions and Sale of Fund Shares	20.62%	0.12%	3.89%
A Shares
– Return Before Taxes	26.78%	-0.75%	3.59%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01	4.54%
____________
*	Since October 31, 2003, the inception date of both share classes. A Shares performance reflects the deduction of the maximum front-end sales load.

Proxy Statement

Brown Advisory Small-Cap Fundamental Value Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Small-Cap Fundamental Value Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	Since Inception*
Institutional Shares
– Return Before Taxes	25.82%	25.82%
– Return After Taxes on Distributions	24.97%	24.97%
– Return After Taxes on Distributions and Sale of Fund Shares	16.76%	16.76%
A Shares
– Return Before Taxes	[ ]%	[ ]%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	20.58%
____________
*	Since December 31, 2008, the inception date of both share classes. A Shares performance reflects the deduction of the maximum front-end sales load.

Brown Advisory Opportunity Fund – Institutional Shares
Calendar Year Total Returns

Proxy Statement

Brown Advisory Opportunity Fund
Average Annual Total Returns

For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	46.88%	-2.56%	-10.43%
– Return After Taxes on Distributions	46.88%	-2.56%	-10.43%
– Return After Taxes on Distributions and Sale of Fund Shares	30.47%	-2.16%	-8.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	-0.20%

Brown Advisory Core International Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Core International Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception*
Institutional Shares
– Return Before Taxes	23.18%	-0.74%	6.91%
– Return After Taxes on Distributions	22.25%	-3.14%	4.09%
– Return After Taxes on Distributions and Sale of Fund Shares	14.97%	-1.11%	5.13%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	11.09%
____________
*	Since January 28, 2003, the inception date of the Fund.

Brown Advisory Maryland Bond Fund – Institutional Shares
Calendar Year Total Returns

Proxy Statement

Brown Advisory Maryland Bond Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception*
Institutional Shares
– Return Before Taxes	6.50%	3.27%	3.99%
– Return After Taxes on Distributions	6.50%	3.27%	3.96%
– Return After Taxes on Distributions and Sale of Fund Shares	5.10%	3.23%	3.86%
Barclays 1-10 Year Blended Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.18%	4.31%	4.77%
____________
*	Since December 21, 2000, the inception date of the Fund.

Brown Advisory Intermediate Income Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Intermediate Income Fund
Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	5.73%	4.57%	5.55%
– Return After Taxes on Distributions	4.39%	3.02%	3.80%
– Return After Taxes on Distributions and Sale of Fund Shares	3.70%	2.98%	3.69%
A Shares
– Return Before Taxes	3.83%	3.96%	5.10%
Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	6.46%	4.97%	6.09%

H.	COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

Each Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the corresponding Target Fund, including telephone purchases and redemptions.  However, different third party service providers will process these transactions and provide these services.  Shares of each Acquiring Fund may be purchased and redeemed at the net asset value of the shares of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form.

Proxy Statement

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Funds by contacting your financial intermediary or by mailing a check or wiring money into your account.  The Acquiring Funds will offer the same account minimums and automatic investment plan as the Target Funds.  The initial minimum and subsequent investments for each Fund and account types are summarized below:

Minimum Investments	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares(1)
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A
D Shares (Brown Advisory Small-Cap Growth Fund)
– Closed to New and Additional Purchases	N/A	N/A
(1)
Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Cardinal Small Companies Fund and Brown Advisory Small-Cap Fundamental Value Fund.  There is no additional investment minimum required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Cardinal Small Companies Fund and Brown Advisory Small-Cap Fundamental Value Fund.

Redemptions

You may redeem any or all of your shares in the Target Funds or, after the Reorganizations, the Acquiring Funds by writing or telephoning the Target Funds or Acquiring Funds, as well as by participating in the Funds’ systematic withdrawal plan.  You may redeem a specified amount of money from your account once a month on a specified date.  These payments are sent from your account to a designated bank account by ACH payment.  Systematic withdrawals must be for at least $250.

Dividends and other Distributions

Each Acquiring Fund will have the same dividend and other distribution policy as the corresponding Target Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in a Target Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the corresponding Acquiring Fund’s shares following the Reorganizations.

Fiscal Year

The Target Funds currently operate on a fiscal year ending May 31.  Following the Reorganization, each Acquiring Fund will assume the financial history of the corresponding Target Fund but will operate on a fiscal year ending June 30 of each year.

Legal Structures

As a technical matter of law, the Trust is organized under a Delaware statute and PMP is organized under the law of Massachusetts.  Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar and in either case are subject to the same federal regulation.  Further information about the current structure of the Trust and PMP is contained in Appendix B and in their respective governing documents and relevant state law.

Proxy Statement

I.	COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which PMP intends to value the securities of the Acquiring Funds are very similar to the procedures used by the Trust to value the securities of the Target Funds.  In all cases where quoted market prices are not available or quoted prices are deemed not to be representative of the market value of securities, both PMP and the Trust employ fair value procedures to value their securities in the Funds.  Applying PMP’s valuation policies after the Reorganizations to the Acquiring Funds is not expected to result in material differences in the Acquiring Funds’ NAVs compared to applying the Trust’s valuation policies to the Target Funds prior to the Reorganizations.  Material terms and differences between the policies of PMP and the Trust are described below.

Exchange Traded Securities.  For both PMP and the Trust, securities that are traded on an exchange are valued using the last reported sales price.  If a sales price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Over the Counter Securities.  For both PMP and the Trust, securities that are not traded on an exchange are valued using the last reported sales price.  However, if a sales price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

Options and Futures.  For PMP, exchange traded options are valued at the composite price using the National Best Bid and Offer quotes.  Futures contracts are valued using the last reported sales price.  If prices for either options or futures contracts are not readily available as per the above, PMP will implement its fair value procedures.  For the Trust, options and futures contracts are valued using the last reported sales price and then if no price is readily available, the security is priced using the mean of the bid and asked prices.

Money Market or Short-Term Instruments.  For both PMP and the Trust, money market instruments are valued at amortized cost.

Debt Securities.  For PMP, debt securities are valued using the mean between the closing bid and asked prices.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. In the absence of a reliable price from a pricing service, PMP will implement its fair value procedures.  For the Trust, securities are valued using the last reported sales price.  If a price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Foreign Securities.  For PMP, foreign securities are priced in their local currencies as of the close of the primary exchange or market.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service.  For the Trust, foreign securities are valued by translating them into U.S. dollars based on the mean of the current bid and asked prices by major banking institutions and currency dealers.

Fair Value Determinations.  For PMP, the decision to fair value a portfolio security is made by PMP’s valuation committee when prices are not readily available or when, in the judgment of a fund’s adviser, the prices available do not represent the fair value of the security.  The valuation committee may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others.  The valuation committee reports to PMP’s Board of Trustees on a quarterly basis regarding any securities that have been fair valued.

For the Trust, securities are valued when prices are not readily available or when, in the judgment of a fund’s adviser, the prices available do not represent the fair value of the security.  Fair value procedures are also implemented when necessary for illiquid securities.  The valuation committee takes into consideration many factors when fair valuing a security including, the nature and pricing history of the security, whether any dealer quotations for the security are available, and whether the same or similar

Proxy Statement

securities have are held by other funds within the Trust.  The valuation committee reports to the Trust’s Board on a quarterly basis regarding any securities that have been fair valued.

J.           MANAGEMENT

The Adviser

Brown Investment Advisory Incorporated.  Each Fund’s Adviser is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.  The Adviser does business under the name of Brown Advisory.  The Adviser is a wholly owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland.  Brown Investment Advisory & Trust Company is a wholly owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998.  Brown Investment Advisory & Trust Company also serves as the custodian for several of the Target Funds.  Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company.  The Adviser and its affiliates (“Brown” or the “Adviser”) have provided investment advisory and management services to clients for over 10 years.  As of December 31, 2009, Brown (excluding an affiliated broker-dealer) had approximately $13.4 billion of assets under management.

The Adviser receives an annual advisory fee from each Fund at an annual rate of each Fund’s average annual daily net assets as indicated below.  For the fiscal year ended May 31, 2009, the Adviser received, after applicable fee waivers, (“Advisory Fee Received”), an advisory fee at an annual rate of each Fund’s average annual daily net assets as follows:

	Annual Advisory Fee		Advisory Fee Received
Brown Advisory Growth Equity Fund	0.75%		0.75%
Brown Advisory Value Equity Fund	0.75%		0.75%
Brown Advisory Flexible Value Fund(1)	0.85%		0.00%
Brown Advisory Small-Cap Growth Fund	1.00%		1.00%
Brown Cardinal Small Companies Fund	1.00%		1.00%
Brown Advisory Small-Cap Fundamental Value Fund	1.00%		0.00%
Brown Advisory Opportunity Fund	1.00%		0.83%
Brown Advisory Core International Fund	1.00%	(2)	1.00%
Brown Advisory Maryland Bond Fund	0.35%	(3)	0.18%
Brown Advisory Intermediate Income Fund	0.35%		0.35%
(1)           Fees shown are for the period November 1, 2008 to May 31, 2009.
(2)           The Adviser is also entitled to receive, with Board approval, a maximum annual fee of 0.05% of the Fund’s average daily net assets of Brown Advisory Core International Fund as reimbursement for Consulting Services costs incurred with respect to the Fund.
(3)           Prior to January 1, 2009, the annual advisory fee was 0.50%.

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

Subject to the general oversight of the Board and the Adviser, the following Sub-Advisers make the investment decisions for the following Funds:

Fund	Sub-Adviser
Brown Advisory Small-Cap Value Fund	Cardinal Capital Management, L.L.C. (“Cardinal”)
Brown Advisory Core International Fund	Munder Capital Management (“Munder Capital”)

Proxy Statement

Advisory fees for services rendered by each Sub-Adviser are paid by the Adviser and not the applicable Fund and are included in the “Advisory Fee Received” for the applicable Fund.

The Sub-Advisers

Cardinal Capital Management, L.L.C., One Greenwich Office Park, Greenwich, Connecticut 06831, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies.  Brown Advisory Small-Cap Value Fund is the first mutual fund for which Cardinal has provided investment advisory services.  As of December 31, 2009, Cardinal had over $1.1 billion of assets under management.

Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, is a general partnership formed in 1985, and provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans and individual investors.  Munder Capital has served as a Sub-Adviser to the Brown Advisory Core International Fund since December 2007.  As of December 31, 2009, Munder Capital had approximately $15.5 billion of assets under management.

In the future, the Adviser may propose to appoint or replace one or more Fund Sub-Advisers subject to Board and applicable shareholder approval requirements.  Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, the Adviser, subject to Board approval, is permitted to enter into new or modified sub-advisory agreements with existing or new Sub-Advisers for Brown Advisory Core International Fund without approval of Fund shareholders (“Exemptive Relief”).  Each other Fund may rely on the Exemptive Relief upon approval of its shareholders.  Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Other Service Providers

Citibank, N.A., 388 Greenwich Street, New York, New York 10013, is custodian for two of the Target Funds’ investments—the Brown Advisory Core International Fund and Brown Advisory Intermediate Bond Fund.  The remaining Target Funds utilize Brown Investment Advisory & Trust Company for custody services.  Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as the Target Funds’ transfer agent, administrator, fund accountant and dividend disbursing agent.  Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor Philadelphia, PA 19103, is the independent registered public accounting firm for the Target Funds and audits the financial statements and the financial highlights of the Target Funds.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Acquiring Funds’ administrator, transfer agent, and fund accountant. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of all of the Acquiring Funds.  Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Acquiring Funds’ independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 will serve as the Acquiring Funds’ Distributor.

Proxy Statement

K.           CAPITALIZATION

The following tables set forth as of December 31, 2009: (1) the unaudited capitalization of each Target Fund and the unaudited capitalization of the corresponding Acquiring Fund, and (2) the unaudited pro forma combined capitalization of that Acquiring Fund assuming their Reorganization has been approved.  If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Target Fund and changes in net asset value per share.

Brown Advisory Growth Equity Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	83,725,241	8,156,033	10.27
A Shares	6,087,761	603,133	10.09
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	83,725,241	8,156,033	10.27
A Shares	6,087,761	603,133	10.09

Brown Advisory Value Equity Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	145,929,892	13,681,365	10.67
A Shares	5,061,988	471,869	10.73
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	145,929,892	13,681,365	10.67
A Shares	5,061,988	471,869	10.73

Brown Advisory Flexible Value Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	16,372,310	2,089,514	7.84
A Shares	1,281,967	163,513	7.84
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	16,372,310	2,089,514	7.84
A Shares	1,281,967	163,513	7.84

Proxy Statement

Brown Advisory Small-Cap Growth Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	140,218,778	12,939,341	10.84
A Shares	3,843,801	362,374	10.61
D Shares	7,993,922	376,155	21.25
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
D Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	140,218,778	12,939,341	10.84
A Shares	3,843,801	362,374	10.61
D Shares	7,993,922	376,155	21.25

Brown Cardinal Small Companies Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	69,419,975	6,946,905	9.99
A Shares	364,391	37,009	9.85
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	69,419,975	6,946,905	9.99
A Shares	364,391	37,009	9.85

Brown Advisory Small-Cap Fundamental Value Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	27,980,048	2,267,330	12.34
A Shares	0	0	0
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	27,980,048	2,267,330	12.34
A Shares	0	0	0

Proxy Statement

Brown Advisory Opportunity Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	16,229,815	1,381,293	11.75
A Shares	0	0	0
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	16,229,815	1,381,293	11.75
A Shares	0	0	0

Brown Advisory Core International Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	107,462,608	17,288,703	6.22
Acquiring Fund
Institutional Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	107,462,608	17,288,703	6.22

Brown Advisory Maryland Bond Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	180,689,755	16,853,595	10.72
Acquiring Fund
Institutional Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	180,689,755	16,853,595	10.72

Brown Advisory Intermediate Income Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Institutional Shares	260,896,460	23,876,693	10.93
A Shares	31,902,984	2,967,604	10.75
Acquiring Fund
Institutional Shares	0	0	0
A Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Institutional Shares	260,896,460	23,876,693	10.93
A Shares	31,902,984	2,967,604	10.75

Proxy Statement

L.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by a Target Fund’s shareholders.  The consummation of any Reorganization is not contingent on the consummation of any other Reorganization.  Thus, if any Target Fund’s shareholders do not approve the Plan of Reorganization with respect to that Fund, the Reorganization thereof will not be effected, but the Reorganizations of the other Target Funds will not be affected thereby.

Assuming that a Target Fund’s shareholders approve the Plan of Reorganization with respect thereto, the Reorganization involving that Fund will proceed as follows.  First, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund.  Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund, by class.  This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization.  Every shareholder will own the same number of shares of the same class of the Acquiring Fund as the number of Target Fund shares of the corresponding class held by the shareholder immediately before the Reorganization.  For example, if you held 100 shares of the Institutional Share class of a Target Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Institutional Share class of the corresponding Acquiring Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

Each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the Board of Trustees of the Trust and/or PMP.  Two significant conditions that may not be waived are (a) the receipt by the Trust and PMP of an opinion of counsel to PMP as to certain federal income tax aspects of the Reorganizations and (b) the approval of the Plan of Reorganization by shareholders of the Target Funds.  Under certain circumstances, the Plan of Reorganization may be terminated and the Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the Target Funds’ shareholders, by the Board of Trustees of the Trust or PMP.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Funds.

M.	FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, the Trust and PMP will receive an opinion of counsel to PMP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided a Reorganization so qualifies, the Target Fund, the Acquiring Fund, and the Target Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, an Acquiring Fund’s shares received by each shareholder of the corresponding Target Fund in a Reorganization will be the

Proxy Statement

same as the tax basis of, and the holding period for, the Target Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Target Fund’s shares exchanged must have been held as capital assets by the shareholder).

Each Target Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Target Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.  As of May 31, 2009, the capital loss carryovers to offset future realized net capital gains are as follows:

	Expiring								Total Capital Loss
	2010	2011	2012	2013	2014	2015	2016	2017	Carryovers
Brown Advisory Growth Equity Fund	$—	$—	$—	$—	$—	$—	$—	$4,509,656	$ 4,509,656
Brown Advisory Value Equity Fund	—	—	—	—	—	—	—	27,273,624	27,273,624
Brown Advisory Flexible Value Fund	—	—	—	—	—	—	3,629,053		3,629,053
Brown Advisory Small-Cap Growth Fund	—	—	—	—	—	—	—	11,479,190	11,479,190
Brown Cardinal Small Companies Fund	—	—	—	—	—	—	—	6,306,553	6,306,553
Brown Advisory Small-Cap Fundamental Value Fund	—	—	—	—	—	—	—	—	—
Brown Advisory Opportunity Fund	20,954,523	35,701,503	22,992,793	458,257	32,106,135	—	—	6,595,707	118,808,918
Brown Advisory Core International Fund	—	—	—	—	—	—	—	34,247,166	34,247,166
Brown Advisory Maryland Bond Fund	—	—	—	—	—	74,523	4,432	—	78,955
Brown Advisory Intermediate Income Fund	—	—	—	—	—	—	—	—	—

Note that because (1) for certain federal tax purposes, each Acquiring Fund will be treated just as the corresponding Target Fund would have been treated if there had been no Reorganization, with the result that, among other things, a Reorganization will not terminate a Target Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the corresponding Acquiring Fund’s taxable year after the Reorganization, and (2) the Acquiring Funds will operate on a fiscal, and therefore taxable, year ending June 30 of each year, which is a change from the Target Funds’ taxable years ending May 31 of each year, in calendar year 2010 each Acquiring Fund will have a taxable year ending May 31 and another taxable year ending June 30.  Even though the latter year will consist of only one month, it nevertheless will be treated as a full taxable year for purposes of determining when the Target Funds’ capital loss carryovers expire, thus, in effect, shortening the carryover periods for capital losses by eleven months from those shown in the foregoing table.

Provided that a Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:

●	The participating Target Fund will not recognize any gain or loss as a result of the Reorganization;
●
A Target Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding Acquiring Fund’s shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

●	The tax basis in and holding period for the Target Fund’s assets will be maintained when transferred to the Acquiring Fund; and

Proxy Statement

●
A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

N.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganizations, the operations of the Acquiring Funds will be overseen by PMP’s Board of Trustees (the “PMP Board”).  The business of PMP is managed under the direction of the PMP Board in accordance with Governing Documents, which have been filed with the SEC.  The PMP Board consists of four individuals, all of whom are Independent Trustees.  The Trust’s Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  Pursuant to the Governing Documents of PMP, the PMP Board is responsible for the overall management of the PMP Trust, including general supervision and review of the investment activities of the Funds.  The PMP Board, in turn, elects the officers of the PMP Trust (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of the PMP Trust and its separate series.  The PMP Board also retains the power to conduct, operate and carry on the business of PMP and have the power to incur and pay any expenses, which, in the opinion of the PMP Board, are necessary or incidental to carry out any of PMP’s purposes.  The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust.  The Trustees, officers, employees and agents of PMP, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of PMP and their principal occupation over the last five years.

Name, Address And Age	Position with the PMP(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of PMP
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	10	Trustee; Allegiant Funds.

Proxy Statement

Name, Address And Age	Position with the PMP(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	10	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	10	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	10	Independent Trustee, The Managers Funds, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of PMP
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable.	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Executive Vice President	Indefinite Term; Since November 2009.
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				Not Applicable.	Not Applicable.

Proxy Statement

Name, Address And Age	Position with the PMP(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Patrick J. Rudnick (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008
Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007); formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).
				Not Applicable.	Not Applicable.
(1)	The Trustees of PMP are not “interested persons” of PMP as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Acquiring Funds.  Two other series within PMP are managed by the same Adviser as the Acquiring Funds.  Besides those two series, the Acquiring Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

O.	ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser, the Sub-Advisers or any of their respective affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The Funds do not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Target Funds at the close of business on the Record Date will be entitled to be present and vote at the Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Target Funds were outstanding:

Fund	Institutional Shares	A Shares	D Shares
Brown Advisory Growth Equity Fund			N/A
Brown Advisory Value Equity Fund			N/A
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund			N/A
Brown Advisory Small-Cap Fundamental Value Fund			N/A
Brown Advisory Opportunity Fund			N/A

Proxy Statement

Fund	Institutional Shares	A Shares	D Shares
Brown Advisory Flexible Value Fund			N/A
Brown Advisory Core International Fund		N/A	N/A
Brown Advisory Maryland Bond Fund		N/A	N/A
Brown Advisory Intermediate Income Fund			N/A

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or Class of a Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Target Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of February 28, 2010, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.  As of February 28, 2010, the following shareholders were considered to be either a control person or an affiliated person of the Target Funds:

Fund	Shareholder and Address	Percentage of Fund Owned
Brown Advisory Growth Equity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Growth Equity Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Advisory Value Equity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Value Equity Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Advisory Flexible Value Fund Institutional Shares	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC P O BOX 2052 JERSEY CITY, NJ 073039998

Brown Advisory Flexible Value Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Advisory Small-Cap Growth Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Proxy Statement

Fund	Shareholder and Address	Percentage of Fund Owned

Brown Advisory Small-Cap Growth Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Advisory Small-Cap Growth Fund D Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Cardinal Small Companies Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Cardinal Small Companies Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Opportunity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Core International Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Maryland Bond Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Intermediate Income Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224

Brown Advisory Intermediate Income Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103

P.            OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do

Proxy Statement

not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Q.	SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Forum Funds, Three Canal Plaza, Portland, Maine 04101.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

R.	NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Forum Funds, Three Canal Plaza, Portland, Maine 04101 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

S.	SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, you may contact Brown Advisory Funds at 1-877-864-5059.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of The Altman Group.  The Altman Group is expected to receive approximately $_________ from the Adviser for the solicitation of proxies.  The Adviser and U.S. Bancorp Fund Services, LLC will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

T.	QUORUM AND REQUIRED VOTE FOR THE TARGET FUNDS

The presence in person or by proxy of the holders of record of one-third of the shares of the Target Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  The approval of the Plan of Reorganization with respect to a Target Fund requires the affirmative vote of a majority of its shares voted at the Special Meeting, either in person or by proxy.  Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Abstentions and “broker non-votes” will not be counted for or against the proposal and will have no effect on the result of the vote, although they will be counted for purposes of determining whether a

Proxy Statement

quorum is present. Broker non-votes are shares held in street names for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

The closing date for the Reorganizations is set to be on or about April 9, 2010, pending shareholder approval.

U.	HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to __________.

For a free copy of the Target Funds’ latest annual and/or semiannual reports, call 1-800-540-6807, visit the Funds’ website at www.brownadvisory.com, the SEC’s website at www.sec.gov or write to Brown Advisory Funds, P.O. Box 182218, Columbus, Ohio 43218-2218.

Proxy Statement

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of March, 2010, by and among FORUM FUNDS, a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Portland, Maine 04101 (“Forum”), with respect to the Brown Advisory Funds (listed on Schedule A attached hereto (“Schedule A”) under the heading “Forum Funds (Target Funds)”), each a segregated portfolio of assets (“series”) of Forum (each a “Target Fund”), PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“PMP”), with respect to its Brown Advisory Funds series (listed on Schedule A under the heading “PMP Funds (Acquiring Funds)”) (each an “Acquiring Fund”; each Acquiring Fund and each Target Fund is sometimes referred to herein as a “Fund”), and, solely with respect to paragraph 9.1, BROWN INVESTMENT ADVISORY INCORPORATED (“Brown Advisory”) and U.S. BANCORP FUND SERVICES, LLC (“USBFS”).

Each of Forum and PMP (each an “Investment Company”) wishes to effect ten reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted).  This Agreement is intended to be, and each Investment Company adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will consist of (1) the transfer of all of the assets of a Target Fund to the Acquiring Fund listed on Schedule A opposite its name (“corresponding” Funds) in exchange solely for (i) shares of beneficial interest, no par value per share (“shares”), in that Acquiring Fund, as set forth on Schedule A, and (ii) the assumption by that Acquiring Fund of all liabilities of that Target Fund, (2) the distribution, after the Closing Date (as defined in paragraph 3.1), of those shares to the shareholders of that Target Fund in exchange for their shares therein and in complete liquidation thereof,  and (3) the termination of that Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (all the foregoing transactions involving each Target Fund and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”).  The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization.  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.  (For convenience, the balance of this Agreement, except the last recital below, paragraph 1.1(a), and Schedule B, refers only to a single Reorganization, one Target Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

WHEREAS, the Acquiring Fund and the Target Fund are separate series of PMP and Forum, respectively, PMP and Forum are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares;

WHEREAS, the Board of Trustees of each Investment Company (each a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of either Investment Company (the “Independent Trustees”), has determined that participation in the Reorganization is in the best interests of its Fund, and the Board of Forum, including a majority of its Independent Trustees, has determined that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

Appendix A	A-1	Agreement and Plan of Reorganization

WHEREAS, each Target Fund is authorized to issue and has outstanding one or more of the following classes of shares, as indicated on Schedule A: Institutional Shares, A Shares, and D Shares (“Target Fund Institutional Shares,” “Target Fund A Shares,” and “Target Fund D Shares,” respectively, and collectively, “Target Fund Shares”).  Each Acquiring Fund will be authorized to issue the same number of share classes, with identical names, as its corresponding Target Fund (“Acquiring Fund Institutional Shares,” “Acquiring Fund A Shares,” and “Acquiring Fund D Shares,” respectively, and collectively, “Acquiring Fund Shares”).  The rights, powers, privileges, and obligations of each class of Acquiring Fund Shares will be identical to those of the identically named class of Target Fund Shares.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1           THE EXCHANGE.  Subject to requisite approval of the Target Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund.  In exchange therefor, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund the number of full and fractional (1) Acquiring Fund Institutional Shares equal to the number of full and fractional Target Fund Institutional Shares outstanding at the Effective Time (as defined in paragraph 3.1), (2) in addition, in the case of Brown Advisory Small-Cap Growth Fund, Acquiring Fund D Shares equal to the number of full and fractional Target Fund D Shares outstanding at the Effective Time, and (3) in addition, in the case of Target Funds that have Target Fund A Shares (as indicated on Schedule A), Acquiring Fund A Shares equal to the number of full and fractional Target Fund A Shares outstanding at the Effective Time (all references herein to “fractional” shares meaning fractions rounded to the third decimal place), and (b) assume the Target Fund’s liabilities described in paragraph 1.3.  Such transactions shall take place on the Closing Date.

1.2           ASSETS TO BE ACQUIRED.  (a)  The Assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including all cash, securities, commodities, interests in futures, dividends and interest receivable, receivables for shares sold and other rights, that are owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on its books, as of the Effective Time.  For the sake of clarity, assets to be acquired include all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract, violation of standards of care), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

(b)  The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain lists of all of the Target Fund’s assets as of the date of such statements.  The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends (including capital gain distributions) and redemption proceeds to shareholders.

(c)  The Target Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.  The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

Appendix A	A-2	Agreement and Plan of Reorganization

1.3           LIABILITIES TO BE ASSUMED.  The Target Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date.  The Acquiring Fund shall assume all remaining liabilities, obligations, expenses, costs, and charges of the Target Fund, excluding Reorganization Expenses (as defined in paragraph 9.1) borne by Brown Advisory, USBFS, and/or affiliates of either or both pursuant to that paragraph, whether known or unknown, contingent, accrued or otherwise (the “Liabilities”).

1.4           LIQUIDATION AND DISTRIBUTION.  At or before the Closing, the Acquiring Fund shall redeem the Initial Share (as defined in paragraph 6.5) in each class for the price at which it is issued pursuant to that paragraph.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record of each class of its shares (the “Target Fund Shareholders”), determined as of the Effective Time, of all of the corresponding class of the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, each such transfer representing the respective pro rata number of Acquiring Fund Shares due each such shareholder.  The aggregate net asset value (“NAV”) of each class of Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate NAV of the corresponding class of Target Fund Shares, each as determined as of the Effective Time.  All issued and outstanding Target Fund Shares will simultaneously be canceled on the books of the Target Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Target Fund Shareholder shall have the right to receive any unpaid dividends and/or other distributions that were declared by the Target Fund before the Effective Time with respect to the Target Fund Shares such Target Fund Shareholder held of record as of the time of the declaration thereof.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of the Effective Time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated.

1.8           TERMINATION.  As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

[intentionally omitted]

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing of the Reorganization, including related acts necessary to consummate the same (the “Closing”), will be on or about April 9, 2010, or such other date

Appendix A	A-3	Agreement and Plan of Reorganization

as the Investment Companies may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date unless the Investment Companies agree otherwise (the “Effective Time”).  The Closing shall be held at the offices of USBFS, 2020 E. Financial Way, Suite 100, Glendora, CA 91741, or at such other place as to which the Investment Companies may agree.

3.2           CUSTODIAN’S CERTIFICATE.  The portfolio securities of the Target Fund shall be made available to U.S. Bank National Association, the Acquiring Fund’s custodian (“USBNA”), for examination, no later than five business days preceding the Closing Date.  Citibank, N.A., as custodian for the assets of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to USBNA, for the Acquiring Fund’s benefit, on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with such delivery of portfolio securities.

3.3           TRANSFER AGENT’S CERTIFICATE.  The Target Fund shall cause Citigroup Fund Services, LLC, as its transfer agent as of the Closing Date, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such shareholder at the Effective Time.  The Acquiring Fund shall issue and deliver or cause USBFS, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited at the Effective Time to the Secretary of Forum or provide evidence satisfactory to Forum that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF FORUM AND THE TARGET FUND.  Forum and the Target Fund represent and warrant to PMP and the Acquiring Fund as follows:

(a)           The Target Fund is a separate series of Forum, a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           Forum is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any material provision of Forum’s Trust Instrument (the “Trust Instrument”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Forum, with respect to the Target Fund, is a party or by which it is bound.

Appendix A	A-4	Agreement and Plan of Reorganization

(e)           The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target Fund, except for liabilities, if any, disclosed to PMP.

(f)           Except as otherwise disclosed in writing to and accepted by PMP, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body or arbitrator is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated herein.  The Target Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Target Fund for the fiscal year ended May 31, 2009, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2009, in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(h)           Since May 31, 2009, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by Target Fund of material indebtedness, except as otherwise disclosed to and accepted by PMP.  For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)           On the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  All of the Target Fund’s tax liabilities will have been adequately provided for on its books.  To the best of Forum’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)           The Target Fund will provide its books and records to the Acquiring Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

(k)           All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Forum and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Target Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.3.  The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund Shares and has no outstanding securities convertible into any of the Target Fund Shares.

(l)           On the Closing Date, the Target Fund will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder.  Upon delivery and payment for the Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of the Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by PMP.

(m)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund.  Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund,

Appendix A	A-5	Agreement and Plan of Reorganization

enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.  Attached as Schedule B are copies of all existing exemptive orders and no-action letters issued by the SEC, and all private letter rulings issued by the Internal Revenue Service (“IRS”) (collectively, “Orders”), to Forum with respect to the Target Fund, or issued to Brown Advisory in connection with its management of the Target Fund.  The representations contained in the Orders were, at the time the Orders were issued and remain through the Closing Date, accurate and complete in all material respects.  The conditions contained in the Orders have been complied with in all material respects.

(o)           Through the time of mailing of the Proxy Statement (as defined in paragraph 5.6), and on the Closing Date, any written information furnished by Forum with respect to the Target Fund for use in the Proxy Statement, the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)           The Target Fund has elected to be, and has qualified as, a “regulated investment company” under Subchapter M, Chapter 1, Subtitle A, of the Code (a “RIC”) as of and since its first taxable period; has been a RIC at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC for its taxable year ending upon the Closing Date.  The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 that remains unpaid.  The Target Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Target Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Target Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder.

(q)           The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to PMP.

(r)           The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in paragraph 1.4.

(s)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

Appendix A	A-6	Agreement and Plan of Reorganization

4.2           REPRESENTATIONS OF PMP AND THE ACQUIRING FUND.  PMP and the Acquiring Fund represent and warrant to Forum and the Target Fund as follows:

(a)           The Acquiring Fund is a separate series of PMP, a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b)           PMP is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in, violation of any material provision of PMP’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which PMP, with respect to the Acquiring Fund, is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to and accepted by Forum, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body or arbitrator is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated herein.  The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Share(s).

(g)           All Acquiring Fund Shares issued pursuant to this Agreement will be, when issued, duly authorized and validly issued and outstanding, fully paid and non-assessable by PMP.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares, except for the Initial Share(s).

(h)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)           The information to be furnished by the Acquiring Fund to Forum for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           Through the time of mailing of the Proxy Statement, and on the Closing Date, any written information furnished by PMP with respect to the Acquiring Fund for use in the Proxy

Appendix A	A-7	Agreement and Plan of Reorganization

Statement, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by PMP, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by PMP, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)           The Acquiring Fund will elect to be, and will qualify for its first taxable year ending after the Effective Time as, a RIC.  The Acquiring Fund will make all reasonable efforts to duly and timely file all federal, state, local and foreign tax returns that it will be required to file and to pay all taxes that will be due and payable except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquiring Fund will make all reasonable efforts to comply in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders.

4.3           ADDITIONAL REPRESENTATION OF PMP.  PMP represents and warrants to Forum and the Target Fund that it has filed a post-effective amendment to its registration statement on Form N-1A (“Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE.  The Target Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include declaring and paying customary dividends and other distributions and shareholder redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  Forum will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           ADDITIONAL INFORMATION.  The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund Shares.

5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, the Funds will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated in this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of

Appendix A	A-8	Agreement and Plan of Reorganization

Section 381, and which will be reviewed by Briggs Bunting & Dougherty LLP and certified by Forum’s Treasurer.

5.6           PREPARATION OF PROXY STATEMENT.  Forum will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) under the 1934 Act, relating to the transactions contemplated in this Agreement, subject to approval of Forum’s Board, which approval shall not be unreasonably withheld.  The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement.

5.7           INDEMNIFICATION.

(a)           The Acquiring Fund (solely out of its assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and Forum’s current and former Trustees and officers (collectively, “Target Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any Target Indemnified Person(s) may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund or PMP of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)           The Target Fund (solely out of its assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and PMP’s Trustees and officers  (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any Acquiring Fund Indemnified Person(s) may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund or Forum of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in the name of the Acquiring Fund by PMP’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2           The Target Fund shall have received on the Closing Date an opinion from Paul, Hastings, Janofsky and Walker LLP, counsel to PMP, or competent Massachusetts counsel selected by PMP and reasonably acceptable to Forum, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points:

Appendix A	A-9	Agreement and Plan of Reorganization

               (a)           PMP is a business trust validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the Registration Statement; and as of the Effective Time the Acquiring Fund will be a separate series of PMP constituted in accordance with the applicable provisions of the 1940 Act and the Declaration and PMP’s By-Laws;

(b)           PMP is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect;

(c)           This Agreement has been duly authorized, executed, and delivered by PMP on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of PMP and the Acquiring Fund enforceable against PMP and the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(d)           Assuming that a consideration of not less than the NAV of each class of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, will be duly authorized and upon such delivery will be legally issued and outstanding, and fully paid and non-assessable, and no person has any preemptive rights with respect to Acquiring Fund Shares;

(e)           The execution and delivery of this Agreement did not, and the performance by PMP and the Acquiring Fund of their obligations under this Agreement will not, result in a violation of the Declaration or PMP’s By-Laws;

(f)           In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund existing on or before the effective date of the Registration Statement or Proxy Statement or the Closing Date) that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement or Proxy Statement that are not described or filed as required;

(g)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by PMP and the Acquiring Fund of the transactions contemplated in this Agreement, except such as have been obtained; and

(h)           To the knowledge of such counsel and without having made any investigation, except as has been disclosed in writing to Forum, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or the Acquiring Fund or any of their properties or assets or any person whom PMP or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PMP and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

In this paragraph 6.2, references to the Proxy Statement include and relate to only the text of the Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           The Registration Statement has been declared effective by the SEC.

6.4           Subject to Section 6.3, as of the Closing Date there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services

Appendix A	A-10	Agreement and Plan of Reorganization

provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

6.5           Before the Closing, PMP’s Board shall have authorized the issuance of, and PMP shall have issued, one Acquiring Fund Share in each class of its shares (each, an “Initial Share”) to USBFS or an affiliate thereof, in consideration of the payment of $10.00 (or other amount PMP’s Board determines), to take whatever action it may be required to take as the Acquired Fund’s sole shareholder pursuant to paragraph 6.6.

6.6           PMP, on the Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by PMP’s Board and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are Independent Trustees thereof and by USBFS or its affiliate as the Acquiring Fund’s sole shareholder.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in the name of the Target Fund by Forum’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP, counsel to Forum, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)           Forum is a statutory trust validly existing and in good standing under the laws of the State of Delaware.  The Target Fund is a separate series of Forum constituted in accordance with the applicable provisions of the Trust Instrument and Forum’s By-Laws and has the power to own its properties and assets and to carry on its business as described in Forum’s registration statement on Form N-1A;

(b)           This Agreement has been duly authorized, executed and delivered by Forum on behalf of the Target Fund;

(c)           The Target Fund has the power to sell, assign, transfer and deliver the Assets under this Agreement;

(d)           The execution and delivery of this Agreement did not, and the performance by Forum and the Target Fund of their obligations under this Agreement will not, violate the Trust Instrument or Forum’s By-Laws;

Appendix A	A-11	Agreement and Plan of Reorganization

(e)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Forum and the Target Fund of the transactions contemplated in this Agreement, except such as have been obtained and are in full force and effect;

(f)           To the knowledge of such counsel without investigation, there are no legal or governmental proceedings relating to the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not so described; and

(g)           Forum is registered with the SEC as an investment company under the 1940 Act and, to such counsel’s knowledge based solely on a telephone conversation with a member of the staff of the SEC, such registration with the SEC is in full force and effect.

Such counsel shall also advise PMP that they were not engaged by Forum and the Target Fund to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency or arbitrator or overtly threatened in writing, against Forum and the Target Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder or, except as disclosed to PMP, seeks damages from the Target Fund in excess of $____.

7.3           Forum shall have delivered to PMP a statement of the Target Fund’s known assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Forum.

7.4           The Target Fund shall have furnished to the Acquiring Fund a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of Forum, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
FUNDS

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the Investment Company of which the other Fund is a series shall, at its option, not be required to consummate the transactions contemplated in this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with Delaware law and the provisions of the Trust Instrument and Forum’s By-Laws.  The Target Fund shall not be obligated to consummate this Agreement and the transactions contemplated herein if the Target Fund has not obtained the requisite shareholder approval with respect to the Fund.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated in this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Appendix A	A-12	Agreement and Plan of Reorganization

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Funds, provided that either Investment Company may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP dated as of the Closing Date and addressed to Forum and PMP, in a form reasonably satisfactory to each of them, substantially to the effect that, for federal income tax purposes:

(a)           The transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities (followed by the distribution of those Acquiring Fund Shares to the Target Fund Shareholders and the termination of the Target Fund) will constitute a “reorganization” (as defined in Section 368(a)), and each Fund will be a “party to a reorganization” within the meaning of Section 368(b).

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities.

(c)           No gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ Target Fund Shares.

(d)           No gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis for Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets as of the Effective Time.

(f)           The Acquiring Fund’s tax basis of each Asset will be the same as the Target Fund’s tax basis thereof immediately prior to the Reorganization.  The Acquiring Fund’s holding period for each Asset will include the period during which the Asset was held by the Target Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c), subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 and the Regulations.

Such opinion shall be based on customary assumptions and such representations as Paul, Hastings, Janofsky & Walker LLP may reasonably request, and the Funds will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this paragraph 8.5.

Appendix A	A-13	Agreement and Plan of Reorganization

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, Brown Advisory and USBFS, or in either case an affiliate thereof, separately or together, shall bear all expenses of the Reorganization, but only if those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”).  Such expenses include: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees and disbursements for the Reorganization of the Target Fund’s counsel and counsel of Forum’s Independent Trustees; (f) solicitation costs in connection with the Reorganization; and (g) any costs associated with meetings of Forum’s Board of Trustees relating to the Reorganization.  Brown Advisory and USBFS or in either case an affiliate thereof, jointly and severally, shall remain liable for the expenses it has agreed to bear, regardless of whether the Reorganization is consummated, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1           PMP, on behalf of the Acquiring Fund, and Forum, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2           The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including the indemnification obligations under Section 5.7, shall survive the consummation of the Reorganization.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the Reorganization.

ARTICLE XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of PMP and Forum.  In addition, either PMP or Forum may at its option terminate this Agreement on or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Effective Time, if not cured within 30 days;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board that the consummation of the transactions contemplated herein is not in the best interest of the party and the giving of notice thereof to the other parties hereto.

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, PMP, Forum, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

Appendix A	A-14	Agreement and Plan of Reorganization

ARTICLE XII

AMENDMENTS

12.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Investment Companies; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions hereof to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3           This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of PMP personally but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration.  The execution and delivery of this Agreement have been authorized by the Trustees of PMP on behalf of the Acquiring Fund and signed by authorized officers of PMP, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Acquiring Fund as provided in the Declaration.

13.6           It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally but shall bind only the trust property of the Target Fund, as provided in the Trust Instrument.  The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Target Fund and signed by authorized officers of Forum, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Target Fund as provided in the Trust Instrument.

Appendix A	A-15	Agreement and Plan of Reorganization

ARTICLE XIV

CONFIDENTIALITY

14.1           Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of each Acquiring Fund listed on Schedule A

By:_____________________________________
Name: Robert M. Slotky
Title: President

FORUM FUNDS, on behalf of each Target Fund listed on Schedule A

By: _____________________________________
Name: Stacey E. Hong
Title: President

U.S. BANCORP FUND SERVICES, LLC with respect to Paragraph 9.1 only

By: _____________________________________
Name: Joe D. Redwine
Title: President

BROWN INVESTMENT ADVISORY INCORPORATED with respect to Paragraph 9.1 only

By: _____________________________________
Name: David M. Churchill
Title: Chief Financial Officer

Appendix A	A-16	Agreement and Plan of Reorganization

Schedule A

Shareholders of each share class of a Target Fund will receive shares of the corresponding share class of the corresponding Acquiring Fund, as follows:

Forum Fund (Target Fund) (Class)	To be Reorganized into	PMP Fund (Acquiring Fund) (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) A Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Institutional Shares (BIAGX) A Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) A Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Institutional Shares (BIAVX) A Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) A Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Institutional Shares (BIAFX) A Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)
Brown Cardinal Small Companies Fund Institutional Shares (BIACX) A Shares (BASVX)	è	Brown Cardinal Small Companies Fund (new) Institutional Shares (BIACX) A Shares (BASVX)
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) A Shares	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Institutional Shares (BIAUX) A Shares
Brown Advisory Opportunity Fund Institutional Shares (BIAOX) A Shares	è	Brown Advisory Opportunity Fund (new) Institutional Shares (BIAOX) A Shares
Brown Advisory Core International Fund Institutional Shares (BIANX)	è	Brown Advisory Core International Fund (new) Institutional Shares (BIANX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Institutional Shares (BIAMX)
Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) A Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Institutional Shares (BIAIX) A Shares (BIATX)

Appendix A	A-17	Agreement and Plan of Reorganization

Schedule B

Attached are copies of all of the existing exemptive orders and no-action letters issued by the SEC and all private letter rulings issued by the IRS to Forum with respect to the Target Funds or to Brown Advisory in connection with its management of the Target Funds.

[ATTACH DOCUMENTS HERE]

Appendix A	A-18	Agreement and Plan of Reorganization

Appendix B
COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for Forum Funds, a Delaware statutory trust (the “Trust”) of which the Target Funds are series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Acquiring Funds are series, and is not a complete description of the Trust or PMP’s governing documents.

Organization and Capital Structure

The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Trust Instrument (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees. The Target Funds’ classes are identical to those of the Acquiring Funds.

PMP is a Massachusetts business trust (an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). PMP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Acquiring Funds have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares .

The DE Declaration generally provides that each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a Target Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that one-third of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

Neither the MA Declaration nor the MA By-Laws require an Acquiring Fund to hold an annual shareholders’ meeting. Rather, PMP’s Board of Trustees decides whether and when shareholder meetings will be held.

Appendix B	B-1	Comparison of Business Structure

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no Target Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Acquiring Fund or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of an Acquiring Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability Among Series

The DE Declaration also provides that each series of the Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. Each class of a series of the Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of an Acquiring Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

The DE Declaration provides that the shareholders of any series or class of its Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees. For both MBTs and DSTs,

Appendix B	B-2	Comparison of Business Structure

dividends and other distributions may be paid in cash, in kind or in shares of the respective Trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective Trust’s affairs.

Election of Trustees; Terms; Removal

Under the DE Declaration, each trustee of shall hold office for the earlier of (1) the lifetime of the Trust; or (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve. Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

The MA Declaration provides that, each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of trustees of the MBTs or DSTs. The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own Disqualifying Conduct. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declaration provides that no trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”). Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP. If any trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer: (1) for any liability to PMP or

Appendix B	B-3	Comparison of Business Structure

the shareholders arising from Disqualifying Conduct; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof. The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by a majority of the Trust’s Board of Trustees.

Inspection Rights

The DE By-Laws provides that, the Trustees shall determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholder; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the Trust, or one of its series or classes established before May 1, 1999, may, subject to a majority shareholder vote of each series affected, sell or convey all of its assets to another trust or series or may convert all of its assets to cash and liquidate. For series or classes established after May 1, 1999, the Trustees may determine to terminate the operations of the series or class in their discretion. When the Trust or one of its series has dissolved, its Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of the dissolved Trust or series shall be distributed to the shareholders, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Appendix B	B-4	Comparison of Business Structure

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.  Neither the DE Declaration nor the MA Declaration specifically addresses derivative actions.

Appendix B	B-5	Comparison of Business Structure